SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement [ ] Confidential, for Use of the Commission Only
                                    (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material pursuant to Rule 14a-11(c) or Rule 14a-12


                            Three-Five Systems, Inc.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

               ---------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

            1) Title of each class of securities to which transaction applies:

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            2) Aggregate number of securities to which transaction applies:

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            3) Per unit price or other underlying value of transaction  computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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            4) Proposed maximum aggregate value of transaction:

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            5) Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange  Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

            1) Amount Previously Paid:

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            2) Form, Schedule or Registration Statement No.:

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            3) Filing Party:

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            4) Date Filed:

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
                         [LOGO] THREE-FIVE SYSTEMS, INC.

                   ------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 April 24, 1997
                   ------------------------------------------



         The Annual Meeting of Stockholders of Three-Five Systems, Inc., a Delaware corporation (the "Company"), will be held at 9:00 a.m. on Thursday, April 24, 1997, at the Company's corporate headquarters at 1600 North Desert Drive, Tempe, Arizona, for the following purposes:

         1. To elect directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

         2. To approve amendments to and the restatement of the Company's 1993 Stock Option Plan (the "1993 Plan") to (a) permit all non-employee directors to receive grants of options and awards pursuant to the 1993 Plan, (b) limit the number of options that may be granted to salaried employees in any one-year period in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended, and (c) make certain other revisions, which do not require stockholder approval, in order to bring the 1993 Plan into compliance with recent revisions to rules promulgated under Section 16 of the Securities Exchange Act of 1934, as amended.

         3. To approve amendments to and the restatement of the Company's 1994 Automatic Stock Option Plan (the "1994 Plan") to (a) clarify that the restriction on receiving the initial automatic grant of options to acquire 1,000 shares of the Company's common stock (the "Initial Grant") applies only to non-employee directors who have previously received an Initial Grant, (b) revise the vesting period for the options granted pursuant to the Initial Grant, and
(c) make certain other technical revisions to the 1994 Plan, which do not require stockholder approval.

         4. To ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company for the fiscal year ending December 31, 1997.

         5. To transact such other business as may properly come before the meeting or any adjournment thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record at the close of business on March 14, 1997 are entitled to notice of and to vote at the meeting.

         All stockholders are cordially invited to attend the meeting in person. To assure your representation at the meeting, however, you are urged to mark, sign, date, and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any stockholder of record attending the meeting may vote in person even if he or she previously has returned a proxy.

                                        Sincerely,



                                        Jeffrey D. Buchanan
                                        Secretary
Tempe, Arizona
March 20, 1997

                         [LOGO] THREE-FIVE SYSTEMS, INC.
                              1600 N. Desert Drive
                              Tempe, Arizona 85281


                   ------------------------------------------
                                 PROXY STATEMENT
                   ------------------------------------------


                            VOTING AND OTHER MATTERS

General

         The enclosed proxy is solicited on behalf of Three-Five Systems, Inc., a Delaware corporation (the "Company"), by the Company's board of directors (the "Board of Directors") for use at the Annual Meeting of Stockholders to be held Thursday, April 24, 1997 at 9:00 a.m. (the "Meeting"), or at any adjournment thereof, for the purposes set forth in this Proxy Statement and in the accompanying Notice of Annual Meeting of Stockholders. The Meeting will be held at the Company's corporate headquarters, 1600 North Desert Drive, Tempe, Arizona.

         These proxy solicitation materials were first mailed on or about March 20, 1997 to all stockholders entitled to vote at the Meeting.

Voting Securities and Voting Rights

         Stockholders of record at the close of business on March 14, 1997 (the "Record Date") are entitled to notice of and to vote at the Meeting. On the Record Date, there were issued and outstanding 7,759,629 shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock").

         The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Meeting. Each stockholder voting at the Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy at the Meeting and entitled to vote is required (i) for the election of directors; (ii) to approve amendments to and the restatement of the Company's 1993 Stock Option Plan (the "1993 Plan") to (a) permit all non-employee directors to receive grants of options and awards pursuant to the 1993 Plan, (b) limit the number of options that may be granted to salaried employees in any one-year period in order to comply with Section 162(m) of the Internal Revenue Code of 1986, as amended, (the "Internal Revenue Code"), and (c) make certain other revisions, which do not require stockholder approval, in order to bring the 1993 Plan into compliance with recent revisions to rules (the "Rules") promulgated under
Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"); (iii) to approve amendments to and the restatement of the Company's 1994 Automatic Stock Option Plan (the "1994 Plan") to (1) clarify that the restriction on receiving the initial automatic grant of options to acquire 1,000 shares of the Company's common stock (the "Initial Grant") applies only to non-employee directors who have previously received an Initial Grant, (2) revise the vesting period for the options granted pursuant to the Initial Grant, and
(3) make certain other technical revisions to the 1994 Plan, which do not require stockholder approval; and (iv) for the ratification of the appointment of Arthur Andersen LLP as the independent auditors of the Company for the year ending December 31, 1997.

         Votes cast by proxy or in person at the Meeting will be tabulated by the election inspectors appointed for the Meeting and will determine whether a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the stockholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

Voting of Proxies

         When a proxy is properly executed and returned, the shares it represents will be voted at the Meeting as directed. If no specification is indicated, the shares will be voted (i) "for" the election of the nominees set forth in this Proxy Statement, (ii) "for" approval of the proposal to amend and restate the 1993 Plan; (iii) "for" approval of the proposal to amend and restate the 1994 Plan; and (iv) "for" the ratification of the appointment of Arthur Andersen LLP as the independent auditors of the Company for the year ending December 31, 1997.

Revocability of Proxies

         Any person giving a proxy may revoke the proxy at any time before its use by delivering to the Company written notice of revocation or a duly executed proxy bearing a later date or by attending the Meeting and voting in person.

Solicitation

         The cost of this solicitation will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by certain of the Company's directors and officers, personally or by telephone or telegram, without additional compensation.

Annual Report and Other Matters

         The 1996 Annual Report to Stockholders, which was mailed to stockholders with or preceding this Proxy Statement, contains financial and other information about the activities of the Company, but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials. The information contained in the "Compensation Committee Report on Executive Compensation" below and "Performance Graph" below shall not be deemed "filed" with the Securities and Exchange Commission (the "SEC") or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Exchange Act.

         The Company will provide upon written request, without charge to each stockholder of record as of the Record Date, a copy of the Company's annual report on Form 10-K for the year ended December 31, 1996 as filed with the SEC. Any exhibits listed in the Form 10-K report also will be furnished upon request at the actual expense incurred by the Company in furnishing such exhibit. Any such requests should be directed to the Company's Secretary at the Company's executive offices set forth in this Proxy Statement.


                              ELECTION OF DIRECTORS

Nominees

         The Company's bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors or stockholders. All directors are elected at each annual meeting of the Company's stockholders for a term of one year and hold office until their successors are elected and qualified.

         A board of five directors is to be elected at the Meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for each of the nominees named below. All of the nominees currently are directors of the Company. In the event that any such nominee is unable or declines to serve as a director at the time of the Meeting, the proxies will be voted for any nominee designated by the current Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director. The term of office of each person elected as a director will continue until the next annual meeting of stockholders or until a successor has been elected and qualified.

         The following table sets forth certain information regarding the nominees for directors of the Company:

         Name                 Age                 Position
         ----                 ---                 --------

David R. Buchanan             64        Chairman of the Board, President, and
                                          Chief Executive Officer
Burton E. McGillivray         40        Director
David C. Malmberg             54        Director
Kenneth M. Julien             42        Director
Gary R. Long                  64        Director

         David R. Buchanan has been Chairman of the Board, President, and Chief Executive Officer of the Company since its formation in February 1990. Mr. Buchanan served as Treasurer of the Company from May 1990 until January 1994 and as Chairman of the Board and Chief Executive Officer, President, and a director of one of the predecessors of the Company from October 1986, February 1987, and November 1985, respectively, until the predecessor's merger into the Company in May 1990.

         Burton E. McGillivray has been a director of the Company since its formation. Mr. McGillivray served as a director of one of the Company's predecessors from September 1986 until March 1987 and from July 1987 until its merger with the Company. Mr. McGillivray has served as First Vice President of First Chicago Equity Capital ("FCEC") and served as Managing Director of FCEC from January 1994 to February 1996. From December 1992 until January 1994, Mr. McGillivray was a Chicago-based private investor. From September 1984 to December 1992, Mr. McGillivray was employed by Continental Illinois Venture Corporation ("CIVC") and Continental Equity Capital Corporation ("CECC"). He served as Managing Director of both CIVC and CECC from 1989 to 1992. The primary business of CIVC, CECC, and FCEC is making equity investments in high-growth businesses. Mr. McGillivray is a member of the boards of directors for CFM Technologies, Inc., a publicly held company, and Alpha Technologies and Seco Products Corp., which are privately held companies.

         David C. Malmberg has been a director of the Company since April 1993. Mr. Malmberg is a private investor and management consultant. Before resigning in May 1994, Mr. Malmberg spent 22 years at National Computer Systems, including 13 years as its President and Chief Operating Officer. Mr. Malmberg serves as the Chairman of the Board of National City Bank of Minneapolis and is a member of the boards of directors of National City Bancorporation, PPT/Vision, Inc., Fieldworks, Inc., Concerted Technology, Inc., and the Board of Trustees for Mankato State University.

         Kenneth M. Julien has been a director of the Company since October 1996. Mr. Julien has served as President and a director of Julien Aerospace Systems, Inc., an aerospace parts supplier, since November 1996 and as Managing Director of Julien Investments LLC, a real estate development and lending company, since August 1994. Mr. Julien served as Executive Vice President and Chief Operating Officer of the Company from August 1992 to April 1993; as Vice President, Chief Financial Officer, and Secretary of the Company or one of its predecessors from May 1988 to August 1992; and as a director of the Company or one of its predecessors from July 1987 to May 1990. Mr. Julien served as a Vice President and Chief Financial Officer of CerProbe Corporation ("CerProbe"), a publicly held company engaged in the business of designing, manufacturing, and marketing semiconductor test equipment, from October 1983 to May 1988. Mr. Julien also served as a director of CerProbe from February 1988 to June 1988.

         Gary R. Long has been a director of the Company since October 1996. Mr. Long served as President and Chief Executive Officer of CalComp Technology, Inc. ("CalComp"), a computer peripherals company, from January 1994 until his retirement in February 1997. Mr. Long served as Senior Vice President and General Manager of CalComp's Digitizer Products Division in Scottsdale, Arizona, from 1980 to January 1994. Prior to 1980, Mr. Long served as Vice President of Operations for Talos Systems, which designs and manufactures digitizers for the computer graphics industry.

         Directors hold office until the next annual meeting of stockholders or until their successors have been elected and qualified. Officers serve at the pleasure of the Board of Directors. Messrs. Julien, McGillivray, and Malmberg serve as the members of the Audit Committee of the Board of Directors, with Mr. Julien, serving as the Chair of the Audit Committee. Messrs. Malberg, McGillivray, Julien, and Long serve as the Compensation Committee of the Board of Directors, with Mr. Malmberg serving as the Chair of the Compensation Committee. David R. Buchanan is the father of Jeffrey D. Buchanan, the Vice President - Finance, Administion, and Legal, Chief Financial Officer, Secretary, and Treasurer of the Company. There are no other family relationships among any of the directors or officers of the Company.

Meetings and Committees of the Board of Directors

         The Company's bylaws authorize the Board of Directors to appoint among its members one or more committees composed of one or more directors. The Board of Directors has appointed an Audit Committee and a Compensation Committee. The Audit Committee reviews the annual financial statements, the significant accounting issues, and the scope of the audit with the Company's independent auditors and is available to discuss with the auditors any other audit related matters that may arise during the year. The Compensation Committee reviews and acts on matters relating to compensation levels and benefit plans for key executives of the Company.

         The Board of Directors of the Company held a total of four meetings during the fiscal year ended December 31, 1996. The Company's Audit Committee met separately at one formal meeting during the fiscal year ended December 31, 1996. The Company's Compensation Committee held two formal meetings during the fiscal year ended December 31, 1996. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors during the period in which such person served as a director, and (ii) the total number of meetings held by all Committees of the Board on which such director was a member and during the period in which such person served on such committee.

Director Compensation and Other Information

         The Company pays each independent director an annual fee in the amount of $9,000, plus $500 for each board or committee meeting attended, other than committee meetings held on the same day as a board meeting. The Company also reimburses each independent director for travel and related expenses incurred in connection with attendance at board and committee meetings. David R. Buchanan, an executive officer of the Company, receives no additional compensation for his services as a director. The terms of the 1994 Plan provide that each non-employee director will receive an automatic grant of options to acquire 1,000 shares of the Company's Common Stock on the date of his or her first appointment or election to the Board of Directors. The 1994 Plan also provides for the automatic grant of options to purchase 500 shares of the Company's Common Stock to non-employee directors at the time of the meeting of the Board of Directors held immediately following each annual meeting of stockholders. Pursuant to the 1994 Plan, each of Messrs. McGillivray, Malmberg, Julien, and Long will receive an automatic grant of options to purchase 500 shares of Common Stock at the time of the Board of Directors meeting immediately following the Meeting. The original terms of the 1994 Plan provided that a non-employee director of the Company who had previously served as a member of the Board of Directors will not be eligible to receive the automatic grant of options if that person rejoined the Board of Directors. As a result, when Kenneth M. Julien, who had previously served as a director of the Company prior to the adoption of the 1994 Plan, became a director again in October 1996, Mr. Julien was ineligible to receive an initial automatic grant under the 1994 Plan. In October 1996, the Board of Directors granted Mr. Julien options to acquire 1,000 shares of Common Stock pursuant to the 1993 Plan, subject to stockholder approval of the amendments to and restatement of the 1993 Plan. See "Proposal to Amend and Restate the Company's 1993 Stock Option Plan" and "Proposal to Amend and Restate the Company's 1994 Stock Option Plan."

                             EXECUTIVE COMPENSATION

Summary of Cash and Other Compensation

         The following table sets forth the total compensation received by the Company's Chief Executive Officer, its four other most highly compensated executive officers, and one former executive officer, each of whose aggregate cash compensation exceeded $100,000 for services in all capacities to the Company and its subsidiaries for the fiscal year ended December 31, 1996 (the "Named Officers").

                           SUMMARY COMPENSATION TABLE

                                                                                Long Term
                                                                              Compensation
                                                                              ------------
                                                                                 Awards
                                                                                 ------
                                               Annual Compensation             Securities
                                               -------------------             Underlying          All Other
    Name and Principal Position            Year Salary ($)(1) Bonus ($)       Options(#)(2)    Compensation($)(3)
    ---------------------------            ----------------------------       -------------    ------------------
David R. Buchanan,                         1996   $257,448    $     ---            --            $ 7,308
 Chairman, President, and                  1995    254,169          ---            --              2,782
 Chief Executive Officer                   1994    226,848      268,110            --              6,948

Vincent C. Hren, Vice                      1996   $129,308    $  20,000        70,000(5)         $63,445
 President - Operations(4)

James F. Bowser, Vice                      1996   $110,862    $   5,000       $   ---            $   499
 President - New Product                   1995    121,208          ---           ---                388
 Development                               1994    109,319       78,910        10,000              4,580

Dan J. Schott, Vice                        1996   $111,903    $     ---           ---            $ 3,911
 President - Research                      1995    117,550          ---           ---                606
 and Development                           1994    107,565       88,910        40,000              2,201

Jeffrey D. Buchanan,                       1996   $ 90,541    $  30,000        60,000            $   123
 Vice President - Finance,
 Administration, and
 Legal; Chief Financial
 Officer; Secretary; and
 Treasurer(6)

David M. Rzasa,                            1996   $120,742    $     ---           ---            $47,307
 Executive Vice President                  1995     41,369    $     ---        70,000(8)          42,760
 and Chief Operating
 Officer(7)

----------------------
(1) Messrs. David Buchanan, Hren, Bowser, Schott, Jeffrey Buchanan, and Rzasa also received certain perquisites, the value of which did not exceed 10% of their annual salary and bonus.
(2) The exercise price of all stock options granted were equal to the fair market value of the Company's Common Stock on the date of grant.
(3) Amounts shown for fiscal 1996 include (i) matching contributions to the Company's 401(k) Plan earned in fiscal 1996 but not paid until fiscal 1997 in the amounts of $4,500, $2,109, and $3,367 on behalf of Messrs. David Buchanan, Hren, and Schott, respectively; (ii) term life insurance premiums of $2,808, $279, $499, $544, $123, and $383 paid by the Company on behalf of Messrs. David Buchanan, Hren, Bowser, Schott, Jeffrey Buchanan, and Rzasa, respectively; (iii) relocation expenses paid by the Company in the amounts of $61,057 and $18,209 to Messrs. Hren and Rzasa, respectively; and (iv) severance payments in the amount of $28,715 to Mr. Rzasa.
(4)      Mr. Hren became an officer of the Company in January 1996.
(5) Of the amount shown, options to acquire 35,000 shares of Common Stock were cancelled and reissued in August 1996. See "Executive Compensation
         - Option Repricings."
(6)      Mr. Buchanan became an officer of the Company in May 1996.
(7) Mr. Rzasa served as the Company's Executive Vice President and Chief Operating Officer from October 1995 to August 1996, at which time his employment with the Company was terminated.
(8) Such options were automatically cancelled upon the termination of Mr. Rzasa's employment with the Company.

Option Grants

         The following table sets forth certain information with respect to stock options granted to the Named Officers during the fiscal year ended December 31, 1996.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                                    Individual Grants
                                 -------------------------------------------------------
                                                                                              Potential Realizable
                                                                                                Value at Assumed
                                                    Percentage                                    Annual Rates
                                  Number of          of Total                                    of Stock Price
                                 Securities           Options                                     Appreciation
                                 Underlying         Granted to   Exercise                        Option Term(2)
                                   Options         Employees in    Price     Expiration          --------------
         Name                    Granted (#)        Fiscal Year  ($/Sh)(1)      Date             5%          10%
         ----                    -----------        -----------  ---------      ----             --          ---

David R. Buchanan..........         --                  --         --             --             --         --
Vincent C. Hren............      35,000(3)            14.2%       $16.88       08/09/96(3)       --         --
                                 35,000(4)            14.2%       $ 9.25       08/09/06        $203,700   $515,900
James F. Bowser............         --                  --         --             --             --         --
Dan J. Schott..............         --                  --         --             --             --         --
Jeffrey D. Buchanan........      25,000(5)            10.1%       $13.75       05/06/06        $216,250   $547,750
                                 35,000(6)            14.2%       $11.69(6)    06/17/01        $113,050   $249,900
David M. Rzasa(7)..........         --                  --         --             --              --         --

---------------------
(1) Except as otherwise indicated, the options were granted at the fair value of the Company's Common Stock on the date of grant and have a ten-year term.
(2) Potential gains are net of the exercise price, but before taxes associated with the exercise. Amounts represent hypothetical gains that could be achieved for the respective options if exercised at the end of the option term. The assumed 5% and 10% rates of stock price appreciation are provided in accordance with the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of the future price of the Company's Common Stock. Actual gains, if any, on stock option exercises will depend upon the future market prices of the Company's Common Stock.
(3) Such options were cancelled and reissued in August 1996. See "Executive Compensation - Option Repricings."
(4) Such options vest and become exercisable at the rate of 20% on the second anniversary of the date of grant, 30% on the third anniversary of the date of grant, and 50% on the fourth anniversary of the date of grant.
(5) Such options vest and become exercisable in five equal annual installments beginning on the second anniversary of the date of grant.
(6) Such options have an exercise price equal to 110% of the fair value of the Company's Common Stock on the date of grant, vest and become exercisable in four equal annual installments beginning on the first anniversary of the date of grant, and have a five-year term.
(7) Mr. Rzasa served as the Company's Executive Vice President and Chief Operating Officer from October 1995 to August 1996, at which time his employment with the Company was terminated.

Option Holdings

         The following table contains certain information respecting the options held by the Named Officers as of December 31, 1996.

                             YEAR END OPTION VALUES

                                           Number of Unexercised             Value of Unexercised In-the-
                                             Options at Fiscal                  Money Options at Fiscal
                                              Year-End (#)                          Year-End ($)(1)
                                     -------------------------------        -------------------------------
Name                                 Exercisable    Unexercisable(2)        Exercisable    Unexercisable(2)
----                                 -----------    ----------------        -----------    ----------------
David R. Buchanan                       106,856            0                $ 1,206,800               --
Vincent C. Hren                               0       35,000                         --       $  126,875
James F. Bowser                          15,000        5,000                $   123,750       $        0
Dan J. Schott                            16,000       24,000                $         0       $        0
Jeffrey D. Buchanan                           0       60,000                         --       $   41,475
David M. Rzasa(3)                             0            0                         --               --

(1) Calculated based upon the December 31, 1996 New York Stock Exchange closing price of $12.875 per share, multiplied by the applicable number of shares in-the-money, less the aggregate exercise price for such shares.
(2)      Not vested as of December 31, 1996.
(3) Mr. Rzasa served as the Company's Executive Vice President and Chief Operating Officer from October 1995 to August 1996, at which time his employment with the Company was terminated. Options to acquire an aggregate of 70,000 shares of Common Stock were automatically cancelled upon the termination of Mr. Rzasa's employment with the Company.

Option Repricings

         The following table sets forth certain information with respect to the cancellation of outstanding stock options held by and the grant of replacement options to (i) any of the Company's Named Executive Officers during fiscal 1996, and (ii) any of the Company's other executive officers since May 1, 1990, the date on which the Company's Common Stock became registered under Section 12 of the Exchange Act as a result of the Company's merger with its predecessors. See "Compensation Committee Report on Executive Compensation - Compensation Program
- Stock Option Grants."


                           TEN-YEAR OPTION REPRICINGS

                                           Number of
                                           Securities        Market Price        Exercise                            Length of
                                           Underlying        of Stock at       Price at Time                      Original Option
                                            Options            Time of         of Repricing                        Term Remaining
                                          Repriced or        Repricing or           or               New             at Date of
  Name and Principal                        Amended           Amendment          Amendment        Exercise          Repricing or
       Position               Date            (#)                ($)                ($)           Price ($)          Amendment
--------------------        --------      -----------        ------------      -------------      ---------       ---------------
Vincent C. Hren,            08/09/96         35,000             $9.25            $16.875             $9.25         9 years and 6
Vice President -                                                                                                   months
Operations

Daniel P. Clarke,           03/10/95         30,000           $21.125            $35.125           $21.125         9 years and 10
Vice President -                                                                                                   months
Sales and
Marketing(1)

Randall L. Buness,          03/10/95         15,000           $21.125             $30.00           $21.125         9 years and 8
Vice President -                                                                                                   months
Finance and
Administration,             10/28/94         10,000            $30.00            $44.375            $30.00         10 years
Chief Financial
Officer, Secretary,
and Treasurer(2)

-----------------------
(1) Mr. Clarke served as Vice President - Sales and Marketing of the Company from January 1995 to March 1996. The repriced options indicated in the table were not vested and were automatically cancelled on the date that Mr. Clarke's employment with the Company ceased.
(2) Mr. Buness served as Vice President - Finance and Administration, Chief Financial Officer, Secretary, and Treasurer of the Company from September 1994 to June 1996. The repriced options indicated in the table were not vested and were automatically cancelled on the date that Mr. Buness' employment with the Company ceased.

Employment Agreements

         The Company has no written employment contracts with its officers, directors, or other employees. The Company offers its employees medical, dental, life, and disability insurance benefits. The executive officers and other key personnel of the Company are eligible to receive profit sharing distributions and discretionary bonuses, and are eligible to receive stock options under the Company's stock option plans.

401(k) Profit Sharing Plan

         On September 1, 1990, the Company adopted a profit sharing plan pursuant to Section 401(k) (the "401(k) Plan") of the Internal Revenue Code. Pursuant to the 401(k) Plan, all eligible employees may contribute through payroll deductions up to the maximum allowable under Section 402(g) of the Internal Revenue Code, which was $9,500 for calendar year 1996. In addition, the 401(k) Plan provides that the Company may make matching and discretionary contributions in such amount as may be determined by the Board of Directors. The Company made discretionary contributions pursuant to the 401(k) Plan to the Named Officers for 1996 in the amount of $9,976.

Stock Option Plans

         The Company currently has three stock options plans: the 1990 Incentive Stock Option Plan (the "1990 Plan"), the 1993 Plan, and the 1994 Plan. The eligible persons under the 1990 Plan include key personnel, consultants, and independent contractors who perform valuable services for the Company. In conjunction with stockholder approval of the 1993 Plan, the Board terminated the 1990 Plan with respect to 85,454 options which were unissued as of the date that the 1993 Plan was adopted. Under the 1990 Plan, there were 334,976 options issued but unexercised as of March 14, 1997. If any option granted under the 1990 Plan terminates or expires without having been exercised in full, stock not issued under such stock option will become available for reissuance under the 1990 Plan. If any change in the Common Stock of the Company occurs through merger, consolidation, reorganization, capitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise, adjustments will be made as to the maximum number of shares subject to the 1990 Plan and the number of shares and exercise price per share of stock subject to outstanding options.

         See "Proposal to Amend and Restate the Company's 1993 Stock Option Plan" and "Proposal to Amend and Restate the Company's 1994 Automatic Stock Option Plans" for descriptions of the 1993 Plan and 1994 Plan, respectively.

Compensation Committee Interlocks and Insider Participation

         During the fiscal year ended December 31, 1996, the Company's Compensation Committee consisted of Messrs. McGillivray and Malmberg and Jeffrey
A. Wilson. On January 9, 1997, the Board of Directors added Messrs. Julien and Long to the Compensation Committee and Mr. Wilson ceased to serve as a member of the Compensation Committee. None of such individuals had any contractual or other relationships with the Company during such fiscal year except as directors.


             COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

Introduction

         The Compensation Committee of the Board of Directors (the "Committee") of Three-Five Systems, Inc. consists exclusively of independent, non-employee directors. The Committee is responsible for reviewing and recommending for approval by the Board of Directors the Company's compensation practices, executive salary levels, and variable compensation programs, both cash-based and equity-based. The Committee generally reviews base salary levels for executive officers of the Company at or about the start of each fiscal year and approves actual bonuses at the end of each fiscal year based upon Company and individual performance.

         David C. Malmberg is the Chairman of the Committee, and Burton E. McGillivray, Gary Long, and Kenneth M. Julien are the current Committee members.

Philosophy

         The  executive  compensation  program  seeks  to  provide  a  level  of compensation that is competitive with companies similar in both size and industry. The Committee obtained the comparative data used to assess competitiveness from the American Electronics Association Executive Compensation Survey, the ECS Industry Report on Top Management Compensation (Watson Wyatt), and the Crystal Report. Actual total compensation levels may differ from competitive levels in surveyed companies as a result of annual and long-term Company performance, as well as individual performance. The Committee uses its discretion to set executive compensation when, in its judgment, external, internal, or an individual's circumstances warrant.

Compensation Program

         The primary components of executive compensation consist of base salary, annual discretionary bonuses, and stock option grants. In previous years, the Board considered profit sharing distributions which could be paid into the 401(k) retirement plan of the Company. In 1996, an automatic matching program was instituted with respect to the 401(k).

Base Salary

         The  Committee  reviews  salaries  recommended  by the Chief  Executive
Officer for executive officers other than the Chief Executive Officer. In formulating these recommendations, the Chief Executive Officer considers the overall performance of the Company and conducts an informal evaluation of individual officer performance. Final decisions on any adjustments to the base salary for executives, other than the Chief Executive Officer, are made by the Committee in conjunction with the Chief Executive Officer. The Committee's evaluation of the recommendations by the Chief Executive Officer considers the same factors outlined above and is subjective with no particular weight assigned to any one factor. Base salaries for fiscal 1996 were determined by the Committee in April 1996. Base salaries were not adjusted for 1996 except for two executive officers whose salaries were reduced because of decreased responsibilities. Three new executive officers were added in 1996 and each of their salaries were raised during the year because of increased responsibilities.

Annual Discretionary Bonuses

         The annual discretionary bonuses are designed to provide incentive compensation to key officers and employees who contribute substantially to the success of the Company. The bonuses can be Incentive Bonuses or Work Bonuses. The Incentive Bonuses are intended to maintain a strong link between overall Company performance and enhanced stockholder value by rewarding results that exceed industry averages. Incentive Bonuses may be awarded to selected officers and employees from a pool based on a subjective percentage of the Company's net income for the fiscal year. Projected Incentive Bonuses are accrued monthly and paid annually based on the overall performance of the Company to date, taking into consideration achievement of sales, net income, and other performance criteria, as well as individual responsibility, performance, and compensation level. The Committee's evaluation of these factors is subjective, with no particular weight being assigned to any one factor. The Committee determined that the Company's performance did not warrant the payment of any discretionary Incentive Bonuses for fiscal 1996. Work Bonuses are intended to encourage a culture that rewards a strong work ethic as measured by efficiency of effort, strength of leadership, or level of achievement. The Committee awarded Work Bonuses to those officers and employees identified as meeting the criteria.

Stock Option Grants

         The Company grants stock options periodically to executive officers and other key employees to provide additional incentive to work to maximize long-term total return to stockholders. Although the Board is the Plan Administrator of the stock option plans, it has delegated its authority to a Senior Committee and an Employee

Committee. The members of the Compensation Committee serve as members of the Senior Committee, which is the Committee that grants options to officers of the Company. The Chairman of the Board serves as the sole member of the Employee Committee, which grants options to employees other than officers. In general, stock options are granted to senior level and key employees at the onset of employment. If in the opinion of the Plan Administrators the outstanding service of an existing employee merits an increase in the number of options held, however, the Plan Administrator may elect to issue additional stock options to that employee. In 1996, the policy on vesting was changed so that the vesting period on future grants will generally be four years for new employees and three years for employees who have been employed for two years or longer. The vesting schedule will generally be backloaded (with 50% vesting in the last year) in order to encourage optionholders to continue in the employ of the Company. The Plan Administrators retain the right to accelerate the vesting of options granted by the Company. Certain officers also have longer vesting schedules.

         During 1996, the Board of Directors authorized a reduction of the exercise price of certain stock options granted to key employees, including an executive officer. The new exercise price for those options was fixed at the market price of the Company's Common Stock at the time of the various repricings. Stock options granted to employees under the Company's stock option plans are intended to provide incentives to the employees to work to achieve long-term success for the Company. The decline in the market price of the Company's Common Stock since the date the options were granted frustrated the purpose of the options, and the Compensation Committee deemed it in the best interest of the Company to reduce the exercise price to the market price at the time of the repricing. With respect to the repriced options, the vesting period of those options was revised at the time of repricing. See the table included under "Executive Compensation - Option Repricings" for further information on the option repricing.

Benefits

         The Company provides various employee benefit programs to its executive officers, including medical and life insurance benefits, an employee 401(k) retirement savings plan, and short- and long-term disability insurance. These programs are generally available to all employees of the Company.

Chief Executive Officer Compensation

         The Committee considers the same factors outlined above for other executive officers in evaluating the base salary and other compensation of David
R. Buchanan, the Company's Chief Executive Officer. The Committee's evaluation of Mr. Buchanan's base salary is subjective, with no particular weight assigned to any one factor. The Committee established Mr. Buchanan's base salary at $250,000 throughout 1996. The Committee believes that this base salary perhaps may not be competitive with that paid to chief executive officers of comparable companies and is currently looking into that issue. Mr. Buchanan requested that he not be considered for a discretionary bonus for 1996.

Compliance with Internal Revenue Code Section 162(m)

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to each of any publicly held corporation's chief executive officer and four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. The Company currently intends to structure the performance-based portion of the compensation of its executive officers in a manner that complies with
Section 162(m).

         This report has been furnished by the members of the Compensation Committee to the Board of Directors of the Company.

                  David C. Malmberg, Chairman
                  Burton E. McGillivray
                  Gary R. Long
                  Kenneth M. Julien

                            SECTION 16(a) BENEFICIAL
                         OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, officers, and persons who own more than 10 percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the SEC. Officers, directors, and greater than 10 percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon the Company's review of the copies of such forms received by it during the fiscal year ended December 31, 1996, and written representations that no other reports were required, the Company believes that each person who, at any time during such fiscal year, was a director, officer, or beneficial owner of more than 10 percent of the Company's Common Stock complied with all Section 16(a) filing requirements during such fiscal year.

                            COMPANY PERFORMANCE GRAPH

         The following line graph compares cumulative total stockholder returns, assuming reinvestment of dividends, for the five years ended December 31, 1996 for (i) the Company's Common Stock; (ii) the Standard and Poor's SmallCap 600 Index; and (iii) the Electrical Components & Other Equipment Industry Index of Standard and Poor's Mid Cap Index. The graph assumes an investment of $100 on December 31, 1991. The calculation of cumulative stockholder return on the Company's Common Stock does not include reinvestment of dividends because the Company did not pay dividends during the measurement period. The performance shown is not necessarily indicative of future performance.



                                     [GRAPH]

                                31-Dec-91     31-Dec-92     31-Dec-93    31-Dec-94     31-Dec-95    31-Dec-96
                                ---------     ---------     ---------    ---------     ---------    ---------
Three-Five Systems, Inc.          $100          $181.20     $1762.50     $3,637.50     $1,687.50   $1,287.50
S&P SmallCap 600 Index            $100          $121.04      $143.78       $136.92       $177.94     $215.88
Electrical Components and Other
  Equipment Industry Index        $100          $113.25      $179.18       $221.33       $318.36     $403.00

                  SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS,
                             DIRECTORS AND OFFICERS

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock on March 14, 1997 (except as otherwise noted) by (i) each director and each executive officer of the Company,
(ii) all directors and officers of the Company as a group, and (iii) each person known by the Company to own more than five percent of the Company's Common Stock.

                                                                                          Shares Beneficially
       Name of Beneficial Owner                                                                  Owned
       ------------------------                                                        --------------------------
                                                                                       Number(l)       Percent(2)
                                                                                       ---------       ----------
Directors and Executive Officers:
David R. Buchanan.....................................................................  848,118 (3)       10.8%
Vincent C. Hren(4)....................................................................    2,000             *
Dan J. Schott.........................................................................   20,000 (5)         *
James F. Bowser.......................................................................   97,000 (6)        1.2%
Bruce E. Sedlak(7)....................................................................        0             *
Jeffrey D. Buchanan(8)................................................................   25,090             *
Elizabeth A. Sharp....................................................................   14,443 (9)         *
Burton E. McGillivray.................................................................   69,000 (10)        *
David C. Malmberg.....................................................................   25,500 (11)        *
Kenneth M. Julien.....................................................................        0             *
Gary R. Long..........................................................................      700             *
All directors and executive officers as a group (eleven persons)......................1,101,851           13.9%

Non-management 5% Stockholders:
LGT Asset Management, Inc.(12)......................................................... 793,500           10.2%
Eugene M. Lang......................................................................... 471,877 (13)       6.1%

--------------------
*Less than 1% of the outstanding shares of Common Stock.
(1) Includes, when applicable, shares owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares of Common Stock such person has custody, voting control, or power of disposition. Also includes shares of Common Stock that the identified person had the right to acquire within 60 days of March 14, 1997 by the exercise of vested stock options.
(2) The percentages shown include the shares of Common Stock which the person will have the right to acquire within 60 days of March 14, 1997. In calculating the percentage of ownership, all shares of Common Stock which the identified person will have the right to acquire within 60 days of March 14, 1997 upon the exercise of vested stock options are deemed to be outstanding for the purpose of computing the percentage of shares of Common Stock owned by such person, but are not deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person.
(3) Includes 106,856 shares of Common Stock issuable upon exercise of vested stock options.
(4)      Mr. Hren is the Company's Vice President - Operations.
(5) Includes 16,000 shares of Common Stock issuable upon exercised of vested stock options. Mr. Schott is the Company's Vice President - Research and Development.
(6) Includes 15,000 shares of Common Stock issuable upon exercise of vested stock options. Mr. Bowser is the Company's Vice President - New Business Development.
(7)      Mr. Sedlak is the Company's Vice President - Sales.
(8) Mr. Buchanan is the Company's Vice President - Finance, Administration, and Legal; Chief Financial Officer; Secretary; and Treasurer.
(9) Includes 5,000 shares of Common Stock issuable upon exercise of vested stock options. Ms. Sharp is the Company's Vice President - Corporate Relations.

(10) Includes 3,000 shares of Common Stock issuable upon exercise of vested stock options.
(11) Includes 3,000 shares of Common Stock issuable upon exercise of vested stock options.
(12) LGT Asset Management, Inc. is the holding company for Chancellor LGT Asset Management, Inc. and its wholly owned subsidiary Chancellor LGT Trust Company, each of which serves as investment advisor for various fiduciary accounts and each of which has sole voting and dispositive power over the shares indicated. The address of LGT Asset Management, Inc. is 50 California Street, 27th Floor, San Francisco, California 94111.
(13) Represents 193,670 shares of Common Stock held by Mr. Lang and 166,903 and 111,304 shares of Common Stock owned by REFAC International, Ltd. ("RIL"), and REFAC Financial Corporation ("RFC"), respectively. Mr. Lang and REFAC Technology Development Corporation ("REFAC") may be deemed to beneficially own, and to have shared voting and investment power with respect to, the shares held of record by RIL and RFC. RIL may be deemed to have shared voting and investment power with respect to the shares held of record by RFC. REFAC, RFC, and RIL disclaim beneficial ownership of Common Stock except for shares of Common Stock owned of record, if any, by such entity. Mr. Lang disclaims beneficial ownership of the shares held by RIL and RFC. The address of Mr. Lang is 122 East 42nd Street, Suite 4000, New York, New York 10168.


                        PROPOSAL TO AMEND AND RESTATE THE
                        COMPANY'S 1993 STOCK OPTION PLAN

         The Board of Directors has approved a proposal to amend and restate the Company's 1993 Stock Option Plan, subject to approval by the Company's stockholders at the Meeting, to (a) permit all non-employee directors to receive grants of options and awards pursuant to the 1993 Plan; (b) limit the number of options that may be granted to salaried employees in any one-year period in order to comply with Section 162(m) of the Internal Revenue Code ("Section 162(m)); and (c) make certain other revisions, which do not require stockholder approval, so that the 1993 Plan complies with recent revisions to the Rules promulgated under Section 16 of the Exchange Act. The full text of the 1993 Plan as proposed to be amended and restated is included as "Appendix A" to this Proxy Statement. The Board of Directors believes that it is in the best interests of the Company to continue to grant options and/or issue shares of Common Stock under the 1993 Plan and in the Company's best interests to adopt the proposed amendments to and restatement of the 1993 Plan. Accordingly, the Board of Directors recommends a vote "FOR" the proposed amendments to and restatement of the 1993 Plan.

Reasons for and Effect of the Proposed Amendments and Restatement

         The Board of Directors believes that the approval of the proposed amendments to and restatement of the 1993 Plan is necessary to achieve the purposes of the 1993 Plan and to promote the welfare of the Company and its stockholders generally. The Board of Directors believes that the proposed amendments to the 1993 Plan will aid the Company in attracting and retaining directors, officers, and key employees and motivating such persons to exert their best efforts on behalf of the Company. In addition, the Company expects that the proposed amendments will further strengthen the identity of interests of the directors, officers, and key employees with those of the stockholders.

Amendments Intended to Comply with the Revised Rules

         In May 1996, the SEC amended the Rules promulgated pursuant to Section 16 of the Exchange Act. The amended Rules became effective on November 1, 1996. In general, the Rules require the Company's officers, directors, and holders of more than 10 percent of the Company's Common Stock to file reports of ownership and changes in ownership of Common Stock with the SEC. The Rules also exempt certain transactions in the Company's Common Stock by the Company's officers, directors, and 10 percent stockholders from liability for "short-swing profits" under Section 16 of the Exchange Act. Because the 1993 Plan is intended to comply with the

Rules with respect to Options and Awards granted pursuant to the 1993 Plan and issuances of Common Stock pursuant to the 1993 Plan, the Board of Directors adopted amendments to the 1993 Plan that are intended to bring the 1993 Plan into compliance with the revised Rules. These amendments generally do not require stockholder approval, except for the amendment that permits all non-employee directors, including non-employee directors who are members of the Senior Committee (as defined below), to receive grants of Options and Awards pursuant to the 1993 Plan in addition to options granted to them pursuant to the 1994 Plan. This provision, which was previously prohibited under the Rules, is permitted under the revised Rules. The Board of Directors believes that this amendment is necessary to attract, retain, and motivate non-employee directors and to encourage non-employee directors to serve as members of the Senior Committee.

Amendment Intended to Comply with Internal Revenue Code Section 162(m)

         The Board of Directors has adopted an amendment to the 1993 Plan that limits the number of options that may be granted to salaried employees in any one-year period to a maximum of 150,000 options per salaried employee. This amendment is being submitted to stockholders in order to satisfy the stockholder approval requirements of Section 162(m) of the Internal Revenue Code. Section 162(m) generally allows a tax deduction to the Company for compensation in excess of $1.0 million paid in any year to its Chief Executive Officer and four other most highly compensated executive officers (the "Highly Compensated Officers") only if such compensation qualifies as "performance-based compensation." Under Section 162(m), options granted under the 1993 Plan prior to the date of the Meeting generally qualify as "performance-based compensation." Upon stockholder approval of the amendments to and restatement of the 1993 Plan, non-qualified options granted following the date of the Meeting generally will qualify as "performance-based compensation" and will entitle the Company to take a tax deduction for compensation paid as a result of option exercises by the Company's Highly Compensated Officers.

         As required by Section 162(m), the Board of Directors has adopted a resolution providing that, if the stockholders do not approve the amendment, the Company will not make any further grants of options under the 1993 Plan. In essence, stockholders will be reapproving the entire 1993 Plan, although no additional shares are being authorized for issuance under the 1993 Plan. The Board of Directors believes that it is in the best interests of the Company to continue to grant options and/or issue shares of Common Stock under the 1993 Plan and in the Company's best interests to adopt the proposed amendments to and restatement of the 1993 Plan. Accordingly, the Board of Directors recommends a vote "FOR" approval of the amendments to and restatement of the 1993 Plan.

Restatement of the 1993 Plan

         The restatement of the 1993 Plan is intended to reflect other minor technical revisions and to provide one integrated document to avoid confusion.

Description of the 1993 Stock Option Plan

General

         The 1993 Plan is intended to promote the interests of the Company by providing key employees, consultants, and other independent contractors who provide valuable services to the Company with the opportunity to acquire, or otherwise increase, their proprietary interest in the Company as an incentive to remain in service to the Company. The 1993 Plan provides for the grant of options to acquire Common Stock of the Company ("Options"), the direct grant of Common Stock ("Stock Awards"), the grant of stock appreciation rights ("SARs"), and the grant of other cash awards ("Cash Awards") (Stock Awards, SARs, and Cash Awards are collectively referred to herein as "Awards"). The 1993 Plan states that it is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Common Stock, stock awards, or any other type of award. To the extent permitted by applicable law, the Company may issue any other options, warrants, or awards other than pursuant to the 1993 Plan without stockholder approval.

Shares Subject to the Plan

         A maximum of 385,454 shares of Common Stock of the Company may be issued under the 1993 Plan. If any Option or SAR terminates or expires without having been exercised in full, stock not issued under such Option or SAR will again be available for the purposes of the 1993 Plan. If any change is made in the stock subject to the 1993 Plan or subject to any Option or SAR granted under the 1993 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise), the 1993 Plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the 1993 Plan and the number of shares and exercise price per share of stock subject to outstanding Options or Awards. As of March 14, 1997, an aggregate of 6,100 shares of the Company's Common Stock has been issued upon exercise of Options granted pursuant to the 1993 Plan, and there were outstanding Options to acquire 247,250 shares of the Company's Common Stock under the 1993 Plan.

Eligibility and Administration

         Options and Awards may be granted pursuant to the 1993 Plan only to persons ("Eligible Persons") who at the time of grant are either (i) key personnel (including officers and directors) of the Company, or (ii) consultants and independent contractors who provide valuable services to the Company. Options granted pursuant to the 1993 Plan may be incentive stock options or non-qualified stock options. Options that are incentive stock options may be granted only to key personnel of the Company who are also employees of the Company. To the extent that granted Options are incentive stock options, the terms and conditions of those Options must be consistent with the qualification requirements set forth in the Internal Revenue Code.

         The Eligible Persons under the 1993 Plan are divided into two groups, and there is a separate administrator (each a "Plan Administrator") for each group. One group consists of the executive officers and directors of the Company and persons who own 10 percent or more of the Company's issued and outstanding stock. The power to administer the 1993 Plan with respect to those persons is vested exclusively with the Board of Directors or a committee (the "Senior Committee") comprised of two or more non-employee directors who are appointed by the Board of Directors. The power to administer the 1993 Plan with respect to the remaining Eligible Persons is vested with the Board of Directors of the Company or with a committee of one or more directors appointed by the Board of Directors. Each Plan Administrator determines (i) which of the Eligible Persons in its group will be granted Options and Awards; (ii) the amount and timing of the grant of such Options and Awards; and (iii) such other terms and conditions as may be imposed by the Plan Administrator consistent with the 1993 Plan. Upon stockholder approval of the amendments to and restatement of the 1993 Plan, no salaried employee (including officers) may receive options for more than 150,000 shares of Common Stock pursuant to the 1993 Plan in any one-year period. See "Proposal to Amend and Restate the Company's 1993 Stock Option Plan - Reasons for and Effect of the Proposed Amendments and Restatement."

Terms and Conditions of Options; Exercise of Options

         Each Plan Administrator will determine the expiration date, maximum number of shares purchasable, and the other provisions of the Options at the time of grant. Options may be granted for terms of up to 10 years. Options will vest and become exercisable in whole or in one or more installments at such time as may be determined by the Plan Administrator upon the grant of the Options. However, a Plan Administrator has the discretion to provide for the automatic acceleration of the vesting of any Options or Awards granted under the 1993 Plan in the event of a "Change in Control," as defined in the 1993 Plan.

         Each Plan Administrator also will determine the exercise prices of Options at the time of grant. However, the exercise price of any Option intended to be an incentive stock option may not be less than 100 percent of the fair market value of the Common Stock at the time of the grant (110 percent if the Option is granted to a person who at the time the Option is granted owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company). On March 13, 1997, the closing price of the Company's Common

Stock on the New York Stock Exchange was $13.875 per share. To exercise an Option, the optionholder will be required to deliver to the Company full payment of the exercise price for the shares as to which the Option is being exercised. Generally, Options can be exercised by delivery of cash, check, or shares of Common Stock of the Company.

Termination of Employment or Services

         Except as otherwise allowed by the Plan Administrator, Options and Awards granted under the 1993 Plan are nontransferable other than by will or by the laws of descent and distribution upon the death of the holder and, during the lifetime of the holder, are exercisable only by such holder. In the event of the termination of an employee holder's services with the Company, other than for death or disability, the holder may exercise any Options or SARs granted in conjunction with Options that are vested but unexercised on the date his or her service is terminated until the earlier of (i) one month after the date of termination of service, or (ii) the expiration date of the Options or SARs. However, Options or SARs held by the terminated employee will immediately become void and terminate (i) if the holder's service is terminated by the Company in its good faith judgment for (a) commission of a crime by the holder or for reasons involving moral turpitude, (b) an act by the holder that tends to bring the Company into disrepute, or (c) negligent, fraudulent, or willful misconduct by the holder, or (ii) if the holder commits acts detrimental to the Company's interests after his or her service is terminated. If termination is by reason of disability, however, the holder may exercise his or her Options or SARs until the earlier of (i) 12 months after the termination of service, or (ii) the expiration of the term of the Option or SAR. If the holder dies while in service to the Company, the holder's estate or successor by bequest or inheritance may exercise any Options or SARs that the holder was entitled to exercise on the date of his or her death at any time until the earlier of (i) the period ending three months after the holder's death, or (ii) the expiration of the term of the Option or SAR. Options and SARs held by consultants, independent contractors, and other non-employees of the Company and that are exercisable at the time the holder ceases to be in service to the Company will remain exercisable for the period of time determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such Options or SARs. In the absence of such provisions, such Options and SARs will remain exercisable for one year after termination as a result of death or disability and for one month after termination for any reason other than termination by the Company for the reasons stated above or if the holder commits acts detrimental to the Company's interests, in which case the Options and SARs will immediately become void and terminate.

Awards

         SARs will entitle the recipient to receive a payment equal to the appreciation in market value of a stated number of shares of Common Stock from the price on the date the SAR was granted or became effective to the market value of the Common Stock on the date the SARs are exercised or surrendered. Stock Awards will entitle the recipient to receive shares of the Company's Common Stock directly. Cash Awards will entitle the recipient to receive direct payments of cash depending on the market value or the appreciation of the Common Stock or other securities of the Company. The Plan Administrators may determine such other terms, conditions, or limitations, if any, on any Awards granted pursuant to the 1993 Plan.

Duration and Modification

         The 1993 Plan will remain in effect until February 25, 2003. The Board of Directors of the Company may at any time suspend, amend, or terminate the 1993 Plan, except that without approval of the stockholders of the Company, the Board of Directors may not (i) increase the maximum number of shares of Common Stock subject to the 1993 Plan (except in the case of certain organic changes to the Company), (ii) reduce the exercise price at which Options may be granted or the exercise price for which any outstanding Options may be exercised, (iii) extend the term of the 1993 Plan, (iv) change the class of persons eligible to receive Options or Awards under the 1993 Plan, or (v) materially increase the benefits accruing to participants under the 1993 Plan. In addition, the Board may not, without the consent of the optionholder, take any action that disqualifies any Option previously granted under the Plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the optionholder of any outstanding Option. Notwithstanding the foregoing, the Board of Directors may amend the 1993 Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 under the Exchange Act without the consent of the stockholders of the Company.

Federal Income Tax Consequences

         Certain Options granted under the 1993 Plan will be intended to qualify as incentive stock options under Section 422 of the Code. Accordingly, there will be no taxable income to an employee when an incentive stock option is granted to him or her or when that option is exercised. The amount by which the fair market value of the shares at the time of exercise exceeds the exercise price generally will be treated as an item of preference in computing the alternate minimum taxable income of the optionholder. If an optionholder exercises an incentive stock option and does not dispose of the shares within either two years after the date of the grant of the Option or one year of the date the shares were transferred to the optionholder, any gain realized upon disposition will be taxable to the optionholder as a capital gain. If the optionholder does not satisfy the applicable holding periods, however, the difference between the exercise price and the fair market value of the shares on the date of exercise of the Option will be taxed as ordinary income, and the balance of the gain, if any, will be taxed as capital gain. If the shares are disposed of before the expiration of the one-year and two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the employee's ordinary income is limited to the amount realized less the exercise price paid. The Company will be entitled to a tax deduction only to the extent the optionholder has ordinary income upon the sale or other disposition of the shares received when the Option was exercised.

         Certain other Options issued under the 1993 Plan, as well as options issued to non-employee members of the Board of Directors pursuant to the 1994 Plan as described below, also may be non-qualified options. The income tax consequences of non-qualified options and Stock Awards will be governed by
Section 83 of the Code. Under Section 83, the excess of the fair market value of the shares of the Company's Common Stock acquired pursuant to the grant of a Stock Award or the exercise of any Option over the amount paid for such stock (hereinafter referred to as "Excess Value") must be included in the gross income of the holder in the first taxable year in which the Common Stock acquired by the holder is not subject to a substantial risk of forfeiture. In calculating Excess Value, fair market value will be determined on the date that the substantial risk of forfeiture expires, unless a Section 83(b) election is made to include the Excess Value in income immediately after the acquisition, in which case fair market value will be determined on the date of the acquisition. Generally, the Company will be entitled to a federal income tax deduction in the same taxable year that holders, including Highly Compensated Officers, recognize income. See "Proposal to Amend and Restate the Company's 1993 Stock Option Plan
- Reasons For and Effect of the Proposed Amendments and Restatement." The Company will be required to withhold income taxes with respect to income reportable pursuant to Section 83 by a holder. The basis of the shares acquired by an optionholder will be equal to the exercise price of those shares plus any income recognized pursuant to Section 83. Subsequent sales of the acquired shares will produce capital gain or loss. Such capital gain or loss will be long term if the stock has been held for one year from the date the substantial risk of forfeiture lapsed or, if a Section 83(b) election is made, one year from the date the shares were acquired.

         Generally, all Cash Awards granted to employees will be treated as compensation income to the employees when the cash payment is made pursuant to the award. Such cash payment will also result in a federal income tax deduction for the Company.

Ratification by Stockholders of the Proposed Amendments to and Restatement of the 1993 Plan

         Approval of the proposal to amend and restate the 1993 Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at the Meeting. Upon approval of the proposal to amend and restate the 1993 Plan by the Company's stockholders, any

Options or Awards granted pursuant to the 1993 Plan prior to stockholder approval will remain valid and unchanged. In the event that the proposal to amend and restate the 1993 Plan is not approved by the stockholders of the Company at the Meeting, (i) the 1993 Plan in effect prior to October 24, 1996 will remain in effect and all Options and Awards granted pursuant to the 1993 Plan subsequent to October 24, 1996 will remain in effect only the extent that they could have been granted prior to October 24, 1996, and (ii) the Company will not make any further grants of Options or Awards under the 1993 Plan.


                   PROPOSAL TO AMEND AND RESTATE THE COMPANY'S
                             1994 STOCK OPTION PLAN

         The Board of Directors has approved a proposal to amend and restate the Company's 1994 Automatic Stock Option Plan, subject to approval by the Company's stockholders at the Meeting, to (a) clarify that the restriction on receiving the Initial Grant applies only to non-employee directors who have previously received an Initial Grant; (b) revise the vesting period for the options granted pursuant to the Initial Grant; and (c) make certain other revisions, which do not require stockholder approval, such that the 1994 Plan complies with recent revisions to the Rules promulgated under Section 16 of the Exchange Act. The full text of the 1994 Automatic Stock Option Plan as proposed to be amended and restated is included as "Appendix B" to this Proxy Statement. The Board of Directors recommends a vote "FOR" the proposed amendments to and restatement of the 1994 Plan.

Reasons for and Effect of the Proposed Amendments and Restatement

         The Board of Directors believes that the approval of the proposed amendments to and restatement of the 1994 Plan is necessary to achieve the purposes of the 1994 Plan and to promote the welfare of the Company and its stockholders generally. The Board of Directors believes that the proposed amendments to the 1994 Plan will aid the Company in attracting and retaining qualified non-employee directors and motivating such persons to exert their best efforts on behalf of the Company. In addition, the Company expects that the proposed amendments will further strengthen the identity of interests of the Company's non-employee directors with those of the stockholders.

Proposal to Clarify the Restriction on Receiving Initial Grants

         The 1994 Plan provides for the automatic grant of options ("Automatic Options") to non-employee directors of the Company. As originally adopted, the 1994 Plan provided that a non-employee director who had previously served as a member of the Board of Directors would not be eligible to receive an Initial Grant of Automatic Options if that person rejoined the Board of Directors, whether or not the non-employee director had previously received an Initial Grant. In October 1996, the Board of Directors determined that, at the time that the 1994 Plan was adopted, the intention of the Board of Directors was to prevent the receipt of more than one Initial Grant by any non-employee director, and not to prevent a former director who had never received an Initial Grant from receiving an Initial Grant at the time that he or she rejoined the Board of Directors. Accordingly, the Board of Directors revised the 1994 Plan to provide that every new non-employee member of the Board of Directors who has not previously received an Initial Grant shall receive an Initial Grant under the 1994 Plan, as long as there are shares of the Company's Common Stock available for grant under the 1994 Plan.

Proposal to Revise the Vesting Period for Automatic Options Included in the Initial Grant

         As originally adopted, the 1994 Plan provided that the Automatic Options included in the Initial Grant would vest in a series of three equal and successive yearly installments, with the first installment to become exercisable 13 months after the date of the Initial Grant, and each successive installment to become exercisable every 12 months thereafter. If a non-employee director ceases to serve as a member of the Board of Directors prior to the date on which any of his or her options become vested, any unvested options immediately terminate and cease to be outstanding. Accordingly, a non-employee director would be required to be elected to the Board of Directors at four successive annual meetings before the Automatic Options included in the Initial Grant would be fully vested. In October 1996, the Board of Directors amended the 1994 Plan to provide that the Automatic Options included in the Initial Grant will vest in three equal and successive yearly installments, with the first such installment to vest and become exercisable immediately after the non-employee director's second successive election by stockholders to the Board of Directors (the "First Vesting Date"), the second installment to become vested and exercisable 10 months after the First Vesting Date, and the third installment to vest and become exercisable 22 months after the First Vesting Date, provided that the non-employee director has not ceased serving as a member of the Board of Directors prior to each such vesting date. The Board of Directors also provided that these revisions to the vesting periods for Automatic Options included in the Initial Grants will be retroactive and therefore apply to Initial Grants of Automatic Options previously granted, subject to stockholder approval of the amendments to and restatement of the 1994 Plan.

Amendments Intended to Comply with the Revised Rules

         Because the 1994 Plan is intended to comply with the Rules promulgated pursuant to Section 16 of the Exchange Act with respect to Automatic Options granted pursuant to the 1994 Plan and issuances of Common Stock pursuant to the 1994 Plan, the Board of Directors adopted amendments to the 1994 Plan that are intended to bring the 1994 Plan into compliance with the revised Rules. See "Proposal to Amend and Restate the Company's 1993 Stock Option Plan - Reason for and Effect of the Proposed Amendments and Restatement." These amendments do not require stockholder approval.

Restatement of the 1994 Plan

         The restatement of the 1994 Plan is intended to reflect other minor technical revisions and to provide one integrated document to avoid confusion.

Description of the 1994 Automatic Stock Option Plan

General

         The 1994 Plan is intended to promote the interests of the Company by providing non-employee members of the Board of Directors with the opportunity to acquire, or otherwise increase, their proprietary interest in the Company and an increased personal interest in the Company's continued success and progress. The 1994 Plan states that it is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Common Stock, stock awards, or any other type of award. To the extent permitted by applicable law, the Company may issue any other options, warrants, or awards other than pursuant to the 1994 Plan without stockholder approval.

Shares Subject to the Plan

         A maximum of 100,000 shares of Common Stock of the Company currently may be issued under the 1994 Plan. If any Automatic Option (as defined below) terminates or expires without having been exercised in full, stock not issued under such Automatic Option will again be available for the purposes of the 1994 Plan. If any change is made in the stock subject to the 1994 Plan or subject to any Automatic Option granted under the 1994 Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, split-up, combination of shares, exchange of shares, change in corporate structure, or otherwise), the 1994 Plan provides that appropriate adjustments will be made as to the maximum number of shares subject to the 1994 Plan and the number of shares and exercise price per share of stock subject to outstanding Automatic Options. As of March 14, 1997, there were outstanding Automatic Options to acquire 9,000 shares of the Company's Common Stock under the 1994 Plan.

Automatic Options

         Each non-employee director serving on the Board of Directors on the date the Company's stockholders approved the 1994 Plan received an Initial Grant of Automatic Options to acquire 2,000 shares of Common Stock (as adjusted for the subsequent two-for-one stock split), and each subsequent newly elected non-employee member of the Board of Directors receives an Initial Grant of Automatic Options to acquire 1,000 shares of Common Stock on the date of his or her first appointment or election to the Board of Directors. In addition, Automatic Options to acquire 500 shares of Common Stock will be granted to each non-employee director at the meeting of the Board of Directors held immediately after each annual meeting of the Company's stockholders (the "Annual Grant"). A non-employee member of the Board of Directors is not eligible to receive the 500 share Annual Grant if that grant date is within 30 days of such non-employee director receiving the 1,000-share Initial Grant. Automatic Options included in each Annual Grant vest and become exercisable in a series of 12 equal and successive monthly installments, beginning one month after the date of the Annual Grant. For a discussion of the vesting of Automatic Options included in the Initial Grant, see "Proposal to Amend and Restate the 1994 Automatic Stock Option Plan - Reasons for and Effect of the Proposed Amendments and Restatement."

         The exercise price per share of Automatic Options will be equal to 100% of the fair market value of the Company's Common Stock (as defined in the 1994
Plan) on the date such Automatic Options are granted. Each Automatic Option expires on the tenth anniversary of the date on which an Automatic Option grant was made. In the event the non-employee director ceases to serve as a member of the Board of Directors or dies while serving as a director or within six months after cessation of Board service, the optionholder or the optionholder's estate or successor by bequest or inheritance may exercise any Automatic Options vested at the time of cessation of service until the earlier of (i) six months (one year in the case of death) after the cessation of service, or (ii) the expiration of the term of the Automatic Option. Upon stockholder approval of the amendments to and restatement of the 1993 Plan, non-employee members of the Company's Board of Directors also will be eligible to receive Options or Awards under the 1993 Plan. See "Proposal to Amend and Restate the Company's 1993 Stock Option Plan."

Exercise of Automatic Options; Duration and Modification

         To exercise an Option, the optionholder will be required to deliver to the Company full payment of the exercise price for the shares as to which the Option is being exercised. Generally, Options can be exercised by delivery of cash, check, or shares of Common Stock of the Company.

         The 1994 Plan will remain in effect until the earlier of April 12, 2004 or the date on which all shares of Common Stock available for issuance under the 1994 Plan have been issued. The Board of Directors of the Company at any time may suspend, amend, or terminate the 1994 Plan, except that without approval of the stockholders of the Company, the Board of Directors may not (i) increase the maximum number of shares of Common Stock subject to the 1994 Plan (except in the case of certain organic changes to the Company), (ii) extend the term of the 1994 Plan, (iii) materially modify the eligibility requirements for participation in the 1994 Plan, or (iv) materially increase the benefits accruing to participants under the 1994 Plan. In addition, the Board may not, without the consent of the optionholder, take any action that adversely affects or impairs the rights of the optionholder of any outstanding Automatic Option. Notwithstanding the foregoing, the Board of Directors may amend the 1994 Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 under the Exchange Act without the consent of the stockholders of the Company.

Federal Income Tax Consequences

         Automatic Options granted under the 1994 Plan are non-qualified options and will be subject to the income tax consequences for such options described above under "Proposal to Amend and Restate the Company's 1993 Stock Option Plan
- Federal Income Tax Consequences."

Ratification by Stockholders of the Proposed Amendments to and Restatement of the 1994 Plan

         Approval of the proposal to amend and restate the 1994 Plan will require the affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company present in person or by proxy at the Meeting. In the event that the proposal to amend and restate the 1994 Plan is not approved by the stockholders of the Company at the Meeting, the 1994 Plan as in effect prior to the October 24, 1996 amendments and restatement will remain in effect.


               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors has appointed Arthur Andersen LLP, independent public accountants, to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 1997 and recommends that stockholders vote in favor of the ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. The Board of Directors anticipates that representatives of Arthur Andersen LLP will be present at the Meeting, will have the opportunity to make a statement if they desire, and will be available to respond to appropriate questions.


                 DEADLINE FOR RECEIPT OF STOCKHOLDERS PROPOSALS

         Stockholder proposals that are intended to be presented by such stockholders at the annual meeting of stockholders of the Company to be held during calendar 1998 must be received by the Company no later than December 26, 1997 in order to be included in the proxy statement and form of proxy relating to such meeting.


                                  OTHER MATTERS

         The Company knows of no other matters to be submitted to the Meeting. If any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy card to vote the shares they represent as the Board of Directors may recommend.


                                                           Dated: March 20, 1997

                                   APPENDIX A
                                   ----------

                            THREE-FIVE SYSTEMS, INC.

                              AMENDED AND RESTATED
                             1993 STOCK OPTION PLAN
                 (As Amended and Restated through February 1997)

Section 1.        Purpose of Plan; Term

                  (a) Adoption. On February 25, 1993, the Board of Directors (the "Board") of Three-Five Systems, Inc., a Delaware corporation (the Company"), adopted the 1993 Stock Option Plan (the "Original Plan"). The stockholders of the Company approved the Original Plan on April 29, 1993. On June 21, 1994 and April 26, 1995, the Board adopted certain technical amendments to the Original Plan. Those amendments did not require stockholder approval. On October 24, 1996, the Board adopted a newly amended and restated 1993 Stock Option Plan as a result of recent revisions to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act") and to make certain other technical changes. On January 30, 1997, the Board further revised the 1993 Stock Option Plan to comply with certain requirements of Treasury Regulations promulgated under the Internal Revenue Code. On February 27, 1997, the Board further revised the 1993 Stock Option Plan to comply with certain requirements of the Treasury Regulations such that the entire Plan be submitted for re-approval. The amended and restated plan fully incorporating the revisions made on October 24, 1996, January 30, 1997, and February 27, 1997 is referred to herein as the "Revised Plan." The Revised Plan must be approved by the stockholders of the Company within one year of the date of its adoption by the Board. If the Revised Plan is not timely approved by the Company's stockholders, the Original Plan, as previously amended and except as otherwise specifically provided herein, shall continue in effect and any Options or Awards issued after the date of the adoption of the Revised Plan shall remain valid and unchanged to the extent that such Options or Awards contain terms such that they could have been issued under the Original Plan, as previously amended; provided, however, that no further Options or Awards shall be issued under the Plan after the date of the stockholder meeting at which the Revised Plan was not approved. Any Options or Awards outstanding prior to the adoption by the Board of the Revised Plan shall remain valid and unchanged. The Revised Plan shall be known as the Three-Five Systems, Inc. Amended and Restated 1993 Stock Option Plan (the "Plan"). When applicable, the term "Plan" shall include the Original Plan, as previously amended, and/or the Revised Plan. Capitalized terms used in this Plan are defined in Section 12 hereof.

                  (b) General Purpose. The purpose of the Plan is to further the interests of Three-Five Systems, Inc., a Delaware corporation (the "Company"), and its stockholders by encouraging key persons associated with the Company (or parent or subsidiary corporations of the Company) to acquire shares of the Company's common stock, thereby acquiring a proprietary interest in its business and an increased personal interest in its continued success and progress. Such purpose shall be accomplished by providing for the granting of options to acquire the Company's common stock ("Options"), the direct granting of the Company's common stock ("Stock Awards"), the granting of stock appreciation rights ("SARs"), or the granting of other cash awards ("Cash Awards") (Stock Awards, SARs and Cash Awards shall be collectively referred to herein as "Awards"). A "parent corporation" for purposes of this Plan is any corporation in the unbroken chain of corporations ending with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined total voting power of all classes of the stock in the corporation in the link below. A "subsidiary corporation" for purposes of this Plan is any corporation in the unbroken chain of corporations starting with the employer corporation, where, at each link of the chain, the corporation and the link above owns at least 50 percent of the combined voting power of all classes of stock in the corporation below.

                  (c) Options. Options granted under this Plan to employees of the Company (or parent or subsidiary corporations of the Company) which are intended to qualify as an "incentive stock option" as defined in section 422 of the Internal Revenue Code of 1986, as amended (the "Code") will be specified in the applicable stock option agreement. All other Options granted under this Plan will be nonqualified options.

                  (d) Rule  16b-3  Plan.  With  respect  to  persons  subject to
Section 16 of the Securities Exchange Act of 1934, as amended (the "1934 Act"), this Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Plan Administrators fail to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Plan Administrators. In addition, the Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the stockholders of the Company.

                  (e) Duration of Plan. The term of the Plan is 10 years commencing on the date of adoption of the Original Plan by the Board. No Option or Award shall be granted under the Plan unless granted within 10 years of the adoption of the Original Plan by the Board, but Options or Awards outstanding on that date shall not be terminated or otherwise affected by virtue of the Plan's expiration.

Section 2.        Stock and Maximum Number of Shares Subject to Plan

                  (a) Description of Stock and Maximum Shares Allocated. The stock subject to the provisions of the Plan and issuable upon the grant of Stock Awards or upon the exercise of SARs or Options granted under the Plan is shares of the Company's common stock, $.01 par value per share (the "Stock"), which may be either unissued or treasury shares, as the Board may from time to time determine. Subject to adjustment as provided in Section 7 hereof, the aggregate number of shares of Stock covered by the Plan and issuable thereunder shall be 385,454 shares of Stock (as adjusted to reflect the Company's May 4, 1994, stock split). No salaried employee of the Company shall receive options for more than 150,000 shares in any one-year period.

                  (b) Calculation of Available Shares. For purposes of calculating the maximum number of shares of Stock which may be issued under the
Plan: (i) the shares issued (including the shares, if any, withheld for tax withholding requirements) upon exercise of an Option shall be counted and (ii) the shares issued (including the shares, if any, withheld for tax withholding requirements) as a result of a grant of a Stock Award or an exercise of an SAR shall be counted.

                  (c) Restoration of Unpurchased Shares. If an Option or SAR expires or terminates for any reason prior to its exercise in full and before the term of the Plan expires, the shares of Stock subject to, but not issued under, such Option or SAR shall, without further action or by or on behalf of the Company, again be available under the Plan.

Section 3.        Administration; Approval; Amendments

                  (a) General Administration. The Eligible Persons under the Plan shall be divided into two groups and there shall be a separate administrator for each group. One group will be comprised of Eligible Persons that are Affiliates. For purposes of this Plan, the term "Affiliates" shall mean all "executive officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock. The power to administer the Plan with respect to Eligible Persons that are Affiliates shall be vested exclusively with the Board. At any time, however, the Board may vest the power to administer the Plan with respect to persons that are Affiliates with a committee (the "Senior Committee") comprised of two or more Non-Employee Directors who are appointed by the Board. The Senior Committee, in its sole discretion, may require approval of the Board for specific grants of Options or Awards under the Plan. The second group shall be composed of all Eligible Persons that are not Affiliates ("Non-Affiliates"), and the power to administer the Plan with respect to Non-Affiliates shall be vested exclusively with the Board. The Board, however, may at any time appoint a committee (the "Employee Committee") of one or more persons who are members of the Board and delegate to such Employee Committee the power to administer the Plan with respect to the Non-Affiliates. Members of the Senior Committee and of the Employee Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time. The Board may at any time terminate the functions of the Senior Committee or the Employee Committee and reassume all powers and authority previously delegated to that committee.

                  (b) Plan Administrators. The Board, the Senior Committee, and/or the Employee Committee, whichever is applicable, shall each be referred to herein as a "Plan Administrator." Each Plan Administrator shall have the authority and discretion, with respect to its administered group, to select which Eligible Persons shall participate in the Plan, to grant Options or Awards under the Plan, to establish such rules and regulations as they may deem appropriate with the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the Plan and any outstanding Option or Award as they may deem necessary or advisable. Decisions of the Plan Administrators shall be final and binding on all parties who have an interest in the Plan or any outstanding Option or Award.

                  (c) Approval by Stockholders. The Revised Plan shall be submitted to the stockholders of the Company for their approval at a regular or special meeting to be held within 12 months after the adoption of the Revised Plan by the Board. Stockholder approval shall be evidenced by the affirmative vote of the holders of a majority of the shares of the Company's Common Stock present in person or by proxy and voting at the meeting. If the stockholders decline to approve the Plan at such meeting or if the Plan is not otherwise approved by the stockholders within 12 months after its adoption by the Board, the Original Plan, as previously amended, shall continue in effect and any Options or Awards issued after the date of the adoption of the Revised Plan shall remain valid and unchanged only to the extent that such Options or Awards contain terms such that they could have been issued under the Original Plan, as previously amended. To the extent that any Options or Awards could not have been issued under the Original Plan, such Options and Awards will automatically terminate and be forfeited to the same extent and with the same effect as though the Revised Plan had never been adopted. Any Options or Awards outstanding prior the adoption by the Board of the Revised Plan shall remain valid and unchanged.

                  (d) Amendments to Plan. The Board may, without action on the part of the Company's stockholders, make such amendments to, changes in and additions to the Plan as it may, from time to time, deem necessary or appropriate and in the best interests of the Company; provided, the Board may not, without the consent of the Optionholder, take any action which disqualifies any Option previously granted under the Plan for treatment as an incentive stock option or which adversely affects or impairs the rights of the Optionholder of any Option outstanding under the Plan, and further provided that, except as provided in Sections 1(d) and 7 hereof, the Board may not, without the approval of the Company's stockholders, (i) increase the aggregate number of shares of Stock subject to the Plan, (ii) reduce the exercise price at which Options may be granted or the exercise price at which any outstanding Option may be exercised, (iii) extend the term of the Plan, (iv) change the class of persons eligible to receive Options or Awards under the Plan, or (v) materially increase the benefits accruing to participants under the Plan. Notwithstanding the foregoing, Options or Awards may be granted under this Plan to purchase shares of Stock in excess of the number of shares then available for issuance under the Plan if (A) an amendment to increase the maximum number of shares issuable under the Plan is adopted by the Board prior to the initial grant of any such Option or Award and within one year thereafter such amendment is approved by the Company's stockholders and (B) each such Option or Award granted is not to become exercisable or vested, in whole or in part, at any time prior to the obtaining of such stockholder approval.

Section 4.        Participants

                  (a) Eligibility and Participation. Options and Awards may be granted only to persons ("Eligible Persons") who at the time of grant are (i) key personnel (including officers and directors) of the Company or parent or subsidiaries of the Company, or (ii) consultants or independent contractors who provide valuable services to the Company or parent or subsidiaries of the Company. Notwithstanding the foregoing, incentive stock options may only be granted to key personnel of the Company (and its parent or subsidiary) who are also employees of the Company (or its parent or subsidiary). The Plan Administrators shall have full authority to determine which Eligible Persons in its administered group are to receive Option grants under the Plan, the number of shares to be covered by each such grant, whether the granted Option is to be an incentive stock option which satisfies the requirements of section 422 of the Code or a nonstatutory option not intended to meet such requirements, the time or times at which each such Option is to become exercisable, and the maximum term for which the Option is to be outstanding. The Plan Administrators shall also have full authority to determine which Eligible Persons in such group are to receive Awards under the Plan and the conditions relating to such Award.

                  (b) Guidelines for Participation. In designating and selecting Eligible Persons for participation in the Plan, the Plan Administrators shall consult with and give consideration to the recommendations and criticisms submitted by appropriate managerial and executive officers of the Company. The Plan Administrators also shall take into account the duties and responsibilities of the Eligible Persons, their past, present and potential contributions to the success of the Company and such other factors as the Plan Administrators shall deem relevant in connection with accomplishing the purpose of the Plan.

Section 5.        Terms and Conditions of Options

                  (a) Allotment of Shares. The Plan Administrators shall determine the number of shares of Stock to be optioned from time to time and the number of shares to be optioned to any Eligible Person (the "Optioned Shares"). The grant of an Option to a person shall neither entitle such person to, nor disqualify such person from, participation in any other grant of Options or Stock Awards under this Plan or any other stock option plan of the Company.

                  (b) Exercise Price. Upon the grant of any Option, the Plan Administrators shall specify the option price per share. In no event may the option price per share specified by a Plan Administrator be less than 100 percent of the fair market value per share of the Stock on the date the Option is granted (110 percent if Options are intended to be incentive stock options and are granted to a stockholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or any subsidiary corporation of the Company).

                  (c) Calculation of Fair Market Value of Stock. The fair market value of a share of Stock on any relevant date shall be determined in accordance with the following provisions:

                           (i)  If the  Stock  is not  at  the  time  listed  or
admitted to trading on any stock exchange but is traded in the over-the-counter market, the fair market value shall be the mean between the highest bid and lowest asked prices (or, if such information is available, the closing selling price) per share of Stock on the date in question in the over-the-counter market, as such prices are reported by the National Association of Securities Dealers through The NASDAQ Stock Market, Inc. system or any successor system. If there are no reported bid and asked prices (or closing selling price) for the Stock on the date in question, then the mean between the highest bid price and lowest asked price (or the closing selling price) on the last preceding date for which such quotations exist shall be determinative of fair market value.

                           (ii) If the Stock is at the time  listed or  admitted
to trading on any stock exchange, then the fair market value shall be the closing selling price per share of Stock on the date in question on the stock exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                           (iii) If the Stock at the time is neither  listed nor
admitted to trading on any stock exchange nor traded in the over-the-counter market, then the fair market value shall be determined by the Board after taking into account such factors as the Board shall deem appropriate, including one or more independent professional appraisals.

                  (d) Individual Stock Option Agreements. Options granted under the Plan shall be evidenced by option agreements in such form and content as a Plan Administrator from time to time approves, which agreements shall substantially comply with and be subject to the terms of the Plan, including the terms and conditions of this Section 5. As determined by a Plan Administrator, each option agreement shall state (i) the total number of shares to which it pertains, (ii) the exercise price for the shares covered by the Option, (iii) the time at which the Options vest and become exercisable and (iv) the Option's scheduled expiration date. The option agreements may contain such other provisions or conditions as a Plan Administrator deems necessary or appropriate to effectuate the sense and purpose of the Plan, including covenants by the Optionholder not-to-compete and remedies to the Company in the event of the breach of any such covenant.

                  (e) Option Period. No Option granted under the Plan that is intended to be an incentive stock option shall be exercisable for a period in excess of 10 years from the date of its grant (5 years if the Option is granted to a stockholder who at the time the Option is granted owns or is deemed to own stock possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of its parent or any subsidiary corporation), subject to earlier termination in the event of termination of employment, retirement or death of the Optionholder. An Option may be exercised in full or in part at any time or from time to time during the term of the Option or provide for its exercise in stated installments at stated times during the Option's term.

                  (f) Vesting; Limitations. The time at which the Optioned Shares vest with respect to a participant shall be in the discretion of that participant's Plan Administrator. Notwithstanding the foregoing, to the extent an Option is intended to qualify as an incentive stock option under the Code, the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time become exercisable as incentive stock options under the Code during any one calendar year shall not exceed the sum of $100,000 (referred to herein as the "$100,000 Limitation"). To the extent that any person holds two or more Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability as an incentive stock option shall be applied on the basis of the order in which such Options are granted.

                  (g) No Fractional Shares. Options shall be exercisable only for whole shares; no fractional shares will be issuable upon exercise of any Option granted under the Plan.

                  (h) Method of Exercising Options; Full Payment. Options shall be exercised by written notice to the Company, addressed to the Company at its principal place of business. Such notice shall state the election to exercise the Option and the number of shares with respect to which it is being exercised, and shall be signed by the person exercising the Option. Such notice shall be accompanied by payment in full of the exercise price for the number of shares being purchased. Payment may be made in cash or by check as prescribed by the applicable Plan Administrator or by tendering duly endorsed certificates representing shares of Stock then owned by the Optionholder and held for the requisite period necessary to avoid a charge to the Company's earnings and valued at fair market value on the date of exercise (as determined in accordance with Section 5(c) hereof). Upon the exercise of any Option, the Company shall deliver, or cause to be delivered, to the Optionholder a certificate or certificates representing the shares of Stock purchased upon such exercise as soon as practicable after payment for those shares has been received by the Company. If an Option is exercised pursuant to Section 6(c) hereof by any person other than the Optionholder, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option. All shares that are purchased and paid for in full upon the exercise of an Option shall be fully paid and non-assessable.

                  (i) Rights of a Stockholder. An Optionholder shall have no rights as a stockholder with respect to shares covered by his Option until such Optionholder shall have exercised the Option and paid the full exercise price for the Optioned Shares. No adjustment will be made for dividends or other rights with respect to any Optioned Shares for which the record date is prior to the date on which the Optionholder exercises the Option for such shares.

                  (j) Exercise of Options After Cessation of Service.

                           (i)  Termination of Employment.  If any  Optionholder
who is an employee of the Company ceases to be in Service to the Company for a reason other than death, such Optionholder may, within one month after the date of termination of such Service, but in no event after the Option's stated expiration date, exercise some or all of the Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated; provided, that (i) if the Optionholder's Service is terminated by the Company in its good faith judgment, for (A) commission of a crime by the Optionholder or for reasons involving moral turpitude; (B) an act by the Optionholder which tends to bring the Company into disrepute; or (C) negligent, fraudulent or willful misconduct by the Optionholder, or (ii) if after the Service of the Optionholder is terminated, the Optionholder commits acts detrimental to the Company's interests, then the Option shall thereafter be void for all purposes. Notwithstanding the foregoing, if any Optionholder who is an employee of the Company ceases to be in Service to the Company by reason of permanent disability within the meaning of Section 22(e)(3) of the Code (as determined by the applicable Plan Administrator), the Optionholder shall have 12 months after the date of termination of Service, but in no event after Optionholder's Option's stated expiration date, to exercise Options that the Optionholder was entitled to exercise on the date the Optionholder's Service terminated as a result of disability.

                           (ii)  Termination  of  Options  Held by  Consultants,
Independent Contractors, and Other Non-Employees. Any Options which are held by Eligible Persons other than employees of the Company and which are outstanding at the time the Optionholder ceases to be in Service to the Company shall remain exercisable for such period of time thereafter as determined by the Plan Administrator at the time of grant and set forth in the documents evidencing such Options. In the absence of any provision in the documents evidencing such Option, the Option shall remain exercisable (i) for a period of one month after the termination of the Optionholder's Service to the Company; and (ii) for a period of 12 months if the Optionholder ceases to be in Service to the Company by reason of permanent disability within the meaning of Section 22(e)(3) of the Code; provided, that no Option shall be exercisable after the Option's stated expiration date, and provided further, that (a) if the Optionholder's Service is terminated by the Company in its good faith judgment for the reasons stated in
Section 5(j)(i) above, or (b) if after the Service of the Optionholder is terminated, the Optionholder commits acts detrimental to the Company's interests, then the Option will thereafter be void for all purposes.

                  (k) Death of Optionholder. If an Optionholder dies while in the Company's Service, the Optionholder's vested Options on the date of death shall be exercisable within three months of such death or until the stated expiration date of the Optionholder's Option, whichever occurs first, by the person or persons ("successors") to whom the Optionholder's rights pass under a will or by the laws of descent and distribution. An Option may be exercised and payment of the option price made in full by the successors only after written notice to the Company specifying the number of shares to be purchased. Such notice shall state that the Option price is being paid in full in the manner specified in Section 5(h) hereof. As soon as practicable after receipt by the Company of such notice and of payment in full of the Option price, a certificate or certificates representing such shares shall be registered in the name or names specified by the successors in the written notice of exercise and shall be delivered to the successors.

                  (l) Other Plan Provisions Still Applicable. If an Option is exercised upon the termination of Service or death of an Optionholder under this
Section 5, the other provisions of the Plan shall still be applicable to such exercise.

                  (m) Definition of "Service." For purposes of this Plan, unless it is evidenced otherwise in the option agreement with the Optionholder, the Optionholder shall be deemed to be in "Service" to the Company so long as such individual renders services on a periodic basis to the Company (or to any parent or subsidiary corporation) in the capacity of an employee or a consultant or independent contractor. The Optionholder shall be considered to be an employee for so long as such individual remains in the employ of the Company or one or more of its parent or subsidiary corporations.

                  (n) Nonassignability. Except as specifically allowed by the Plan Administrator at the time of grant and as set forth in the documents evidencing an Option, no Option granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by an Optionholder other than by will or the laws of descent and distribution, and such Option shall be exercisable during the Optionholder's lifetime only by the Optionholder.

Section 6.        Terms and Conditions of Stock Awards

                  (a) Eligibility. All Eligible Persons shall be eligible to receive Stock Awards. The Plan Administrator of each administered group shall determine the number of shares of Stock to be awarded from time to time to any Eligible Person in such group. The grant of a Stock Award to a Person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) Award for Services Rendered. Stock Awards shall be granted in recognition of an Eligible Person's past services to the Company. The grantee of any such Stock Award shall not be required to pay any consideration to the Company upon receipt of such Stock Award, except as may be required to satisfy applicable employment taxes and income tax withholding requirements.

                  (c) Conditions to Award. All Stock Awards shall be subject to such terms, conditions, restrictions, or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions on transferability, requirements of continued employment, individual performance or the financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any Stock Award under the circumstances as it deems appropriate.

                  (d) Award Agreements. A Plan Administrator may require as a condition to a Stock Award that the recipient of such Stock Award enter into an award agreement in such form and content as that Plan Administrator from time to time approves.

Section 7.        Terms and Conditions of SARs

                  (a) Eligibility. All Eligible persons shall be eligible to receive SARs. The Plan Administrator of each administered group shall determine the SARs to be awarded from time to time to any Eligible Person in such group. The grant of a SAR to a person shall neither entitle such person to, nor disqualify such person from participation in, any other grant of options or awards by the Company, whether under this Plan or under any other stock option or award plan of the Company.

                  (b) Award of SARs. Concurrently with or subsequent to the grant of any Option to purchase one or more shares of Stock, a Plan Administrator may award to the Optionholder, with respect to each share of Stock underlying the Option, a related SAR permitting the Optionholder to be paid the appreciation on the Stock underlying the Option in lieu of exercising the Option. In addition, a Plan Administrator may award to any Eligible Person a SAR permitting the Eligible Person to be paid the appreciation on a designated number of shares of the Stock, whether or not such shares are actually issued.

                  (c)  Conditions  to SAR.  All SARs  shall be  subject  to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, including, by way of illustration but not by way of limitation, restrictions of transferability, requirements of continued employment, individual performance, financial performance of the Company, or payment by the recipient of any applicable employment or withholding taxes. Such Plan Administrator may modify or accelerate the termination of the restrictions applicable to any SAR under the circumstances as it deems appropriate.

                  (d) SAR Agreements. A Plan Administrator may require as a condition to the grant of a SAR that the recipient of such SAR enter into a SAR agreement in such form and content as that Plan Administrator from time to time approves.

                  (e) Exercise. An Eligible Person who has been granted a SAR may exercise such SAR subject to the conditions specified by the Plan Administrator in the SAR agreement.

                  (f) Amount of Payment. The amount of payment to which the grantee of a SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any, by which the fair market value of the specified shares of Stock on the exercise date exceeds the fair market value of the specified shares of Stock on the date the Option related to the SAR was granted or became effective, or, if the SAR is not related to any Option, on the date the SAR was granted or became effective.

                  (g) Form of Payment. The SAR may be paid in either cash or Stock, as determined in the discretion of the applicable Plan Administrator and set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid to the participant shall be determined by dividing the amount of the payment determined pursuant to Section 6(f) by the fair market value of a share of Stock on the exercise date of such SAR. As soon as practical after exercise, the Company shall deliver to the SAR grantee a certificate or certificates for such shares of Stock.

                  (h) Termination of Employment; Death. Sections 5(j) and (k), applicable to Options, shall apply equally to SARs.

Section 8.        Nonassignability

                  Except as specifically allowed by the Plan Administrator at the time of grant and as set forth in the documents evidencing a SAR, no SAR granted under the Plan or any of the rights and privileges conferred thereby shall be assignable or transferable by a grantee other than by will or the laws of decent and distribution, and such SAR shall be exercisable during the grantee's lifetime only by the grantee.

Section 9.        Other Cash Awards

                  (a) In General. The Plan Administrator of each administered group shall have the discretion to make other awards of cash to Eligible Persons in such group ("Cash Awards"). Such Cash Awards may relate to existing Options or to the appreciation in the value of the Stock or other Company securities.

                  (b) Conditions to Award. All Cash Awards shall be subject to such terms, conditions, restrictions or limitations as the applicable Plan Administrator deems appropriate, and such Plan Administrator may require as a condition to such Cash Award that the recipient of such Cash Award enter into an award agreement in such form and content as the Plan Administrator from time to time approves.

Section 10.       Certain Adjustments.

                  (a) Capital Adjustments. The aggregate number of shares of Stock subject to the Plan (and the number of shares covered by outstanding Options and Awards and the price per share stated in such Options and Awards) shall be proportionately adjusted for any increase or decrease in the number of outstanding shares of Stock of the Company resulting from a subdivision or consolidation of shares or any other capital adjustment or the payment of a stock dividend or any other increase or decrease in the number of such shares effected without the Company's receipt of consideration therefor in money, services or property.

                  (b) Mergers, Etc. If the Company is the surviving corporation in any merger or consolidation, any Option or Award granted under the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Stock subject to the Option or Award would have been entitled prior to the merger or consolidation. A dissolution or liquidation of the Company shall cause every Option or Award outstanding hereunder to terminate. A merger or consolidation in which the Company is not the surviving corporation shall also cause every Option or Award outstanding hereunder to terminate, but each Optionholder or grantee of an Award shall have the right, immediately prior to such merger or consolidation in which the Company is not a surviving corporation, to exercise his vested Options or Awards in whole or in part, subject to the other provisions of this Plan.

                  (c) Change in Control. With respect to any Change in Control, a Plan Administrator shall have the discretion and authority, exercisable at any time, whether before or after the Change in Control, to provide for the automatic acceleration of one or more outstanding Options or Awards granted by it under the Plan upon the occurrence of such Change in Control. A Plan Administrator may also impose limitations upon the automatic acceleration of such Options or Awards to the extent it deems appropriate. Any Options or Awards accelerated upon a Change in Control will remain fully exercisable until the expiration or sooner termination of the Option term.

                  (d) Incentive Stock Option Limits. The exercisability of any Options which are intended to qualify as incentive stock options and which are accelerated under the Plan in connection with a Change in Control shall remain subject to the $100,000 Limitation and shall vest as quickly as possible without violating the $100,000 Limitation.

Section 11.       Miscellaneous

                  (a) Use of Proceeds. The proceeds received by the Company from the sale of Stock pursuant to the exercise of Options or Awards hereunder, if any, shall be used for general corporate purposes.

                  (b)  Cancellation of Options.  Each Plan  Administrator  shall have the authority to effect, at any time and from time to time, with the consent of the affected Optionholders, the cancellation of any or all outstanding Options granted under the Plan by that Plan Administrator and to grant in substitution therefore new Options under the Plan covering the same or different numbers of shares of Stock as long as such new Options have an exercise price per share of Stock no less than the minimum exercise price as set forth in Section 5(b) hereof on the new grant date.

                  (c) Regulatory Approvals. The implementation of the Plan, the granting of any Option or Award hereunder, and the issuance of Stock upon the exercise of any such Option or Award shall be subject to the procurement by the Company of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options or Awards granted under it and the Stock issued pursuant to it.

                  (d) Indemnification. In addition to such other rights of indemnification as they may have, the members of the Plan Administrators shall be indemnified and held harmless by the Company, to the extent permitted under applicable law, for, from and against all costs and expenses reasonably incurred by them in connection with any action, legal proceeding to which any member thereof may be a party by reason of any action taken, failure to act under or in connection with the Plan or any rights granted thereunder and against all amounts paid by them in settlement thereof or paid by them in satisfaction of a judgment of any such action, suit or proceeding, except a judgment based upon a finding of bad faith.

                  (e) Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Company may issue options or warrants to acquire its Stock, stock awards or any other type of award. To the extent permitted by applicable law, any such other option, warrants or awards may be issued by the Company other than pursuant to this Plan without stockholder approval.

                  (f) Governing Law. The Plan shall be governed by, and all questions arising hereunder shall be determined in accordance with, the laws of the State of Arizona.

                  (g) Withholding Taxes. Whenever the Company issues Stock under the Plan pursuant to an Option or Award, the Company shall have the right to require the grantee to remit to the Company an amount sufficient to satisfy any federal, state and/or local withholding or employment tax requirements prior to the delivery of any certificate or certificates for such shares. Alternatively, the Company may issue or transfer such shares of Stock net of the number of shares sufficient to satisfy the withholding or employment tax requirements. For such purposes, the shares of Stock shall be valued on the date the withholding or employment tax obligation is incurred.

Section 12.       Securities Restrictions

                  (a) Legend on Certificates. All certificates representing shares of Stock issued upon exercise of Options or Awards granted under the Plan shall be endorsed with a legend reading as follows:

                  The shares of Common Stock evidenced by this certificate have been issued to the registered owner in reliance upon written representations that these shares have been purchased solely for investment. These shares may not be sold, transferred or assigned unless in the opinion of the Company and its legal counsel such sale, transfer or assignment will not be in violation of the Securities Act of 1933, as amended, and the rules and regulations thereunder.

                  (b) Private Offering for Investment Only. The Options and Awards are and shall be made available only to a limited number of present and future key personnel of the Company, and their permitted transferees, who have knowledge of the Company's financial condition, management and its affairs. The Plan is not intended to provide additional capital for the Company, but to encourage ownership of Stock among the Company's key personnel. By the act of accepting an Option or Award, each grantee or such permitted transferee agrees
(i) that, any shares of Stock acquired will be solely for investment and not with any intention to resell or redistribute those shares and (ii) such intention will be confirmed by an appropriate certificate at the time the Stock is acquired if requested by the Company. The neglect or failure to execute such a certificate, however, shall not limit or negate the foregoing agreement.

                  (c) Registration Statement. If a Registration Statement covering the shares of Stock issuable upon exercise of options granted under the Plan is filed under the Securities Exchange Act of 1933, as amended, and is declared effective by the Securities Exchange Commission, the provisions of Sections 10(a) and (b) shall terminate during the period of time that such Registration Statement, as periodically amended, remains effective.

Section 13.       Definitions

                  The following capitalized terms used in this Plan shall have the meaning described below:

                  Affiliates" shall mean all "executive officers" (as that term is defined in Rule 16a-1(f) promulgated under the 1934 Act) and directors of the Company and all persons who own ten percent or more of the Company's issued and outstanding Stock.

                  "Award" shall mean a Stock Award, SAR or Cash Award.

                  "Board" shall mean the Board of Directors of the Company.

                  "Cash Award" shall mean an award to be paid in cash and granted under Section 8 hereunder.

                  "Change in Control" shall mean (i) a person or related group of persons, other than the Company or a person that directly or indirectly controls, is controlled by, or under common control with the Company, acquires ownership of 40 percent or more of the Company's outstanding common stock pursuant to a tender or exchange offer which the Board of Directors recommends that the Company's stockholders not accept, or (ii) the change in the composition of the Board occurs such that those individuals who were elected to the Board at the last stockholders' meeting at which there was not a contested election for Board membership subsequently ceased to comprise a majority of the Board by reason of a contested election.

                  "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  "Company" shall mean Three-Five Systems, Inc., a Delaware corporation.

                  "Eligible Persons" shall mean those persons who, at the time that the Option or Award is granted, are (i) key personnel (including officers and directors) of the Company or parent or subsidiaries of the Company, or (ii) consultants or independent contractors who provide valuable services to the Company or parent or subsidiaries of the Company.

                  "Employee Committee" shall mean that committee appointed by the Board to administer the Plan with respect to the Non-Affiliates and comprised of one or more persons who are members of the Board of the Company.

                  "Non-Affiliates" shall mean all Eligible Persons who are not Affiliates.

                  "Non-Employee Directors" shall mean those directors of the Company who satisfy the definition of "Non-Employee Director" under Rule 16b-3(b)(3)(i) promulgated under the 1934 Act.

                  "$100,000 Limitation" shall mean the limitation pursuant to which the aggregate fair market value (determined as of the respective date or dates of grant) of the Stock for which one or more Options granted to any person under this Plan (or any other option plan of the Company or its parent or subsidiary corporations) may for the first time be exercisable as incentive stock options under the Code during any one calendar year shall not exceed the sum of $100,000.

                  "Optionholder" shall mean an Eligible Person to whom Options have been granted.

                  "Optioned Shares" shall be those shares of Stock to be optioned from time to time to any Eligible Person.

                  "Options" shall mean options to acquire Stock granted under the Plan.

                  "Plan" shall mean this stock option plan for Three-Five Systems, Inc.

                  "Plan Administrator" shall mean (a) either the Board or the Senior Committee, with respect to the administration of the Plan as it relates to Affiliates and (b) either the Board or the Employee Committee, with respect to the administration of the Plan as it relates to Non-Affiliates.

                  "SAR" shall mean stock appreciation rights granted pursuant to
Section 7 hereunder.

                  "Senior Committee" shall mean that committee appointed by the Board to administer the Plan with respect to the Affiliates and comprised of two or more Non-Employee Directors.

                  "Service" shall have the meaning set forth in Section 5(m) hereof.

                  "Stock" shall mean shares of the Company's common stock, $.01 par value per share, which may be unissued or treasury shares, as the Board may from time to time determine.

                  "Stock Awards" shall mean Stock directed granted under the Plan.

                  The Plan was originally adopted on February 25, 1993. This Amended and Restated Plan is hereby executed this 28th day of February, 1997.

                            THREE-FIVE SYSTEMS, INC.



                                        By:      /s/ David R. Buchanan
                                                 -------------------------------
                                        Name:    David R. Buchanan
                                        Its:     President and Chairman


ATTESTED BY:



/s/ Jeffrey D. Buchanan
-------------------------------
Secretary

                                   APPENDIX B
                                   ----------

                            THREE-FIVE SYSTEMS, INC.
                              AMENDED AND RESTATED
                        1994 AUTOMATIC STOCK OPTION PLAN

                                    ARTICLE I
                                     General

         1.1      Purpose of the Plan

                  (a) Adoption. On March 1, 1994, the Board of Directors (the "Board") of Three-Five Systems, Inc., a Delaware corporation (the "Corporation") adopted the 1994 Automatic Stock Option Plan (the "Original Plan"). The stockholders of the Company approved the Original Plan on April 12, 1994. On October 19, 1995, the Board adopted a technical amendment to the Original Plan, which did not require stockholder approval. On October 24, 1996, the Board amended and restated the Original Plan as a result of recent revisions to Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act") and to make certain other technical changes, including changes to the vesting schedule. Although some of the amendments and restatements require stockholder approval, all amendments shall become effective immediately subject to stockholder approval at the next annual meeting. The new vesting schedule shall be applied to all outstanding options as well as all new options. The amended and restated plan shall be known as the Three-Five Systems, Inc. Amended and Restated 1994 Automatic Stock Option Plan (the "Plan").

                  (b) Purpose. The Plan is intended to promote the interests of the Corporation by providing non-employee members of the Corporation's Board of Directors (the "Board") the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation and an increased personal interest in continued success and progress. Such purpose shall be accomplished by providing for the automatic grant of options to acquire the Corporation's Stock ("Options").

                  (c) Effective Date. The Plan became effective on April 12, 1994, the date the Plan was approved by the stockholders of the Corporation (the "Effective Date").

                  (d) Termination of Plan. The Plan shall terminate upon the earlier of (i) the tenth anniversary of the Effective Date or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise of Options granted under the Plan. If the date of termination is determined under clause (i) above, then all Option grants outstanding on such date shall thereafter continue to have force and effect in accordance with the provisions of the instruments evidencing such grants or issuances.

         1.2 Eligible Persons under the Plan. The persons eligible to participate in the Plan shall be limited to non-employee Board members, whether or not such persons are "Non-Employee Directors" as defined in Rule 16b-3(b)(3)(i) promulgated under the 1934 Act ("Eligible Persons"). Persons who are eligible under the Plan may also be eligible to receive option grants or direct stock issuances under other plans of the Corporation.

         1.3      Stock Subject to the Plan.

                  (a) Available Shares. The stock subject to the provisions of the Plan and issuable upon the grant of Options are shares of the Corporation's common stock, par value $.01 per share (the "Stock") and shall be drawn from either the Corporation's authorized but unissued shares of Stock or from reacquired shares of Stock, including shares repurchased by the Corporation on the open market. The maximum number of shares of Stock which may be issued over the term of the Plan shall not exceed 100,000 shares (as adjusted to reflect the Corporation's May 4, 1994 stock split), subject to adjustment from time to time in accordance with the provisions of this Section 1.3.

                  (b) Adjustments for Issuances. Should one or more outstanding Options under this Plan expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each Option not so exercised shall be available for subsequent option grant under the Plan. Should shares of Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding Option under the Plan, then the number of shares of Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the Option is exercised, and not by the net number of shares of Stock actually issued to the Optionholder.

                  (c) Adjustments for Organic Changes. Should any change be made to the Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Stock as a class without the Corporation's receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, and (ii) the number and/or class of securities and price per share in effect under each Option outstanding. Such adjustments to the outstanding Options are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such Options. The adjustments determined by the Board shall be final, binding and conclusive. The amount of Options granted automatically shall not be adjusted regardless of any organic changes made to the Stock issuable under the Plan.

                                   ARTICLE II
                             Automatic Option Grants

         2.1      Terms and Conditions of Automatic Option Grants.

                  (a) Amount and Date of Grant. During the term of this Plan, Automatic Option Grants shall be made to each Eligible Person ("Optionholder") as follows:

                           (i) Annual Grants. Each year on the Annual Grant Date
an Option to acquire 500 shares of Stock shall be granted to each Eligible Person for so long as there are shares of Stock available under Section 1.3 hereof. The "Annual Grant Date" shall be the date of the Corporation's annual stockholders meeting. Notwithstanding the foregoing, (1) any Eligible Person whose term ended on the Annual Grant Date shall not be eligible to receive any automatic option grants on that Annual Grant Date and (2) any Eligible Person who has received an Automatic Option Grant pursuant to Section 2.1(a)(ii) on the same date as the Annual Grant Date or within 30 days prior thereto, shall not be eligible to receive an Automatic Option Grant on that Annual Grant Date.

                           (ii)  Initial  New  Director  Grants.  On the Initial
Grant Date, every new member of the Board who is an Eligible Person and has not previously received a grant under Sections 2.1(a)(ii) or (iii) shall be granted an Option to acquire 1,000 shares of Stock ("Optioned Shares") as long as there are shares of Stock available under Section 1.3 hereof. The "Initial Grant Date" shall be the date that an Eligible Person is first appointed or elected to the Board.

                           (iii) Initial  Grants.  On the Effective  Date,  each
Eligible Person was granted an Option to acquire 1,000 shares of Stock.

                  (b) Exercise Price. The exercise price per share of Stock subject to each Automatic Option Grant shall be equal to 100% of the fair market value per share of the Stock on the date the Option was granted as determined in accordance with the valuation provisions of Section 2.2 hereof (the "Option Price").

                  (c) Vesting.  Each  Automatic  Option  Grant made  pursuant to
Section 2.1(a)(i) shall become exercisable and vest in a series of 12 equal and successive monthly installments, with the first such installment to become exercisable one month after the Annual Grant Date. Each Automatic Option Grant made pursuant to Sections 2.1(a)(ii) and (iii) shall become exercisable and vest in a series of three equal and successive yearly installments, with the first such installment to become exercisable immediately after a director's second successive election by stockholders to the Board (the "First Vesting Date"), the second installment to become exercisable 10 months after the First Vesting Date, and the third installment to become exercisable 22 months after the First Vesting Date. Each installment of an Option shall only vest and become exercisable if the Optionholder has not ceased serving as a Board member as of such installment date.

                  (d) Method of Exercise. In order to exercise an Option with respect to any vested Optioned Shares, an Optionholder (or in the case of an exercise after an Optionholder's death, such Optionholder's executor, administrator, heir or legatee, as the case may be) must take the following action:

                           (i)  execute  and  deliver  to the  Secretary  of the
Corporation a written notice of exercise signed in writing by the person exercising the Option specifying the number of shares of Stock with respect to which the Option is being exercised;

                           (ii)  pay the  aggregate  Option  Price in one of the
alternate forms as set forth in Section 2.1(e) below; and

                           (iii)  furnish  appropriate  documentation  that  the
person or persons exercising the Option (if other than the Optionholder) has the right to exercise such Option.

As soon as practicable after the Exercise Date, the Corporation shall mail or deliver to or on behalf of the Optionholder (or any other person or persons exercising this Option in accordance herewith) a certificate or certificates representing the Stock for which the Option has been exercised in accordance with the provisions of this Plan. In no event may any Option be exercised for any fractional shares.

                  (e) Payment of Option Price. The aggregate Option Price shall be payable in one of the alternative forms specific below:

                           (i) full payment in cash or check made payable to the
Corporation's order; or

                           (ii) full  payment  in  shares of Stock  held for the
requisite period necessary to avoid a charge to the Corporation's reported earnings and valued at fair market value on the Exercise Date (as determined in accordance with Section 2.2 hereof); or

                           (iii)  if  a  cashless   exercise  program  has  been
implemented by the Board, full payment through a sale and remittance procedure pursuant to which the Optionholder (A) shall provide irrevocable written instructions to a designated brokerage firm to effect the immediate sale of the Optioned Shares to be purchased and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the Optioned Shares to be purchased and (B) shall concurrently provide written directives to the Corporation to deliver the certificates for the Optioned Shares to be purchased directly to such brokerage firm in order to complete the sale transaction.

                  (f) Term of Option. Each Option shall expire on the tenth anniversary of the date on which an Automatic Option Grant was made ("Expiration Date"). Except as provided in Section 2.4 hereof, should an Optionholder's service as a Board member cease prior to the Expiration Date for any reason while an Option remains outstanding and unexercised, then the Option term shall immediately terminate and the Option shall cease to be outstanding in accordance with the following provisions:

                           (i) The Option shall immediately  terminate and cease
to be outstanding for any Optioned Shares of Stock which were not vested at the time of Optionholder's cessation of Board service.

                           (ii)  Should an  Optionholder  cease,  for any reason
other than death, to serve as a member of the Board, then the Optionholder shall have a six-month period measured from the date of such cessation of Board service in which to exercise the Options which vested prior to the time of such cessation of Board service. In no event, however, may any Option be exercised after the Expiration Date of such Option.

                           (iii) Should an  Optionholder  die while serving as a
Board member or within six months after cessation of Board service, then the personal representative of the Optionholder's estate (or the person or persons to whom the Option is transferred pursuant to the Optionholder's will or in accordance with the laws of descent and distribution) shall have a one-year period measured from the date of the Optionholder's cessation of Board service in which to exercise the Options which vested prior to the time of such cessation of Board service. In no event, however, may any Option be exercised after the Expiration Date of such Option.

                  (g) Limited Transferability. Each Option shall be exercisable only by Optionholder during Optionholder's lifetime and shall be neither transferable nor assignable, other than by will or by the laws of descent and distribution following Optionholder's death.

         2.2 Fair Market Value. The fair market value per share of Stock shall be determined in accordance with the following provisions:

                  (a) If the Stock is at the time listed or admitted to trading on any national stock exchange, then the fair market value shall be the closing selling price per share on the date in question on the exchange determined by the Board to be the primary market for the Stock, as such price is officially quoted in the composite tape of transactions on such exchange. If there is no reported sale of Stock on such exchange on the date in question, then the fair market value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

                  (b) If the Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the fair market value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers through the Nasdaq National Market or any successor system. If there is no reported closing selling price for the Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of fair market value.

         2.3 Corporate Transaction. In the event of stockholder approval of a Corporate Transaction, all unvested Options shall automatically accelerate and immediately vest so that each outstanding Option shall, one week prior to the specified effective date for the Corporate Transaction, become fully exercisable for all of the Optioned Shares. Upon the consummation of the Corporate Transaction, all Options shall, to the extent not previously exercised, terminate and cease to be outstanding.

         2.4 Change in Control. In the event of a Change in Control, all unvested Options shall automatically accelerate and immediately vest so that each outstanding Option shall, immediately prior to the effective date of such Change in Control, become fully exercisable for all of the Optioned Shares. Thereafter, each Option shall remain exercisable until the Expiration Date of such Option.

                                   ARTICLE III
                                  Miscellaneous

         3.1      Amendment of the Plan and Awards.

                  (a) Board Authority. The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever. However, no such amendment or modification shall adversely affect rights and obligations with respect to the Optionholder at the time outstanding under the Plan, unless the Optionholder consents to such amendment. In addition, the Board may not, without the approval of the Corporation's stockholders, amend the Plan to (i) materially increase the maximum number of shares issuable under the Plan, except for permissible adjustments under Section 3.1, (ii) extend the term of the Plan, (iii) materially modify the eligibility requirements for Plan participation, or (iv) materially increase the benefits accruing to Plan participants.

                  (b) Options Issued Prior to Stockholder Approval. Options which incorporate Plan amendments may be granted prior to any required stockholder approval of such amendments as long as any shares of Stock actually issued under the Plan are held in escrow until the requisite stockholder approval is obtained. If such stockholder approval is not obtained within 12 months of the meeting of the Board approving the amendments, then (i) any Options incorporating Plan amendments which were not approved shall terminate and cease to be exercisable and (ii) the Corporation shall promptly refund the purchase price paid for any Optioned Shares actually issued under the Plan and held in escrow, together with interest for the period the shares were held in escrow.

                  (c) Rule  16b-3  Plan.  With  respect  to  persons  subject to
Section 16 of the 1934 Act, the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. The Board may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the stockholders of the Corporation.

         3.2      Tax Withholding.

                  (a) General. The Corporation's obligation to deliver Stock upon the exercise of Options under the Plan shall be subject to the satisfaction of all applicable federal, state and local income tax withholding requirements.

                  (b) Shares to Pay for Withholding. The Board may, in its discretion and in accordance with the provisions of this Section 3.2(b) and such supplemental rules as it may from time to time adopt, provide any or all Optionholders with the right to use shares of Stock in satisfaction of all or part of the federal, state and local income tax liabilities incurred by such Optionholders in connection with the exercise of their Options ("Taxes"). Such right may be provided to any such Optionholder in either or both of the following formats:

                           (i) Stock Withholding.  The Optionholder of an Option
may be provided with the election to have the Corporation withhold, from the Stock otherwise issuable upon the exercise of such Option, a portion of those shares of Stock with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the applicable Taxes designated by the Optionholder.

                           (ii)  Stock   Delivery.   The  Board   may,   in  its
discretion, provide the Optionholder with the election to deliver to the Corporation, at the time the Option is exercised, one or more shares of Stock previously acquired by such individual (other than pursuant to the transaction triggering the Taxes) with an aggregate fair market value equal to the percentage (not to exceed 100 percent) of the Taxes incurred in connection with such Option exercise designated by the Optionholder.

         3.3 Use of Proceeds. Any cash proceeds received by the Corporation from the sale of Stock pursuant to Options granted under the Plan shall be used for general corporate purposes.

         3.4 Regulatory Approvals. The implementation of the Plan, the granting of any Option and the issuance of Stock upon the exercise or surrender of the Options made hereunder shall be subject to the Corporation's procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the Options granted under it, and the Stock issued pursuant to it.

         3.5 Securities Registration. No shares of Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of federal and state securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

         3.6 Corporation Rights. The grants of Options shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

         3.7 Privilege of Stock Ownership. An Optionholder shall not have any of the rights of a stockholder with respect to Optioned Shares until such individual shall have exercised the Option and paid the Option Price for the Optioned Shares.

         3.8 Assignment. The right to acquire Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionholder except as specifically provided herein. The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, and the Optionholders, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.

         3.9 Choice of Law. The provisions of the Plan relating to the exercise of Options and the vesting of shares shall be governed by the laws of the State of Arizona, as such laws are applied to contracts entered into and performed in such State.

         3.10 Plan Not Exclusive. This Plan is not intended to be the exclusive means by which the Corporation may issue options or warrants to acquire its shares of Stock. To the extent permitted by applicable law, any such other options, warrants, or stock awards may be issued by the Corporation, other than pursuant to this Plan, without stockholder approval.

                                   ARTICLE IV
                                   Definitions

         The following capitalized terms used in this Plan shall have the meaning described below:

         "Annual Grant Date" shall mean the date of the Corporation's annual stockholder meeting.

         "Automatic Option Grant" shall mean those automatic option grants made on the Annual Grant Date, on the Initial Grant Date, and on the Effective Date.

         "Board" shall mean the Board of Directors of the Corporation.

         "Change in Control" shall mean (a) a person or related group of persons, other than the Corporation or a person that directly or indirectly controls, is controlled by, or under common control with the Corporation, acquires ownership of 40 percent of the Corporation's outstanding common stock pursuant to a tender or exchange offer which the Board recommends that the Corporation's stockholders not accept or (b) a change in the composition of the Board of Directors such that those individuals who were elected to the Board at the last stockholders' meeting at which there was not a contested election for Board membership subsequently ceased to comprise a majority of the Board by reason of a contested election.

         "Code" shall mean the Internal Revenue Code of 1986, as amended.

         "Corporation"   shall  mean  Three-Five   Systems,   Inc.,  a  Delaware
corporation.

         "Corporate Transaction" shall mean (a) a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purposes of which is to change the state in which the Corporation is incorporated; (b) the sale, transfer of or other disposition of all or substantially all of the assets of the Corporation and complete liquidation or dissolution of the Corporation, or (c) any reverse merger in which the Corporation is the surviving entity but in which the securities possessing more than 50 percent of the total combined voting power of the Corporation's outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

         "Effective Date" shall mean April 12, 1994.

         "Eligible  Persons" shall mean non-employee Board members as limited by
Section 1.2 hereof.

         "Exercise Date" shall be the date on which written notice of the exercise of an Option is delivered to the Corporation in accordance with Section 2.1(d) hereof.

         "Expiration Date" shall be the 10-year anniversary of the date on which an Automatic Option Grant was made.

         "Initial Grant Date" shall mean the date that the Optionholder was first appointed or elected to the Board.

         "Optionholder" shall mean an Eligible Person to whom Options have been granted.

         "Optioned Shares" shall be those shares of Stock which can be acquired by an Eligible Person.

         "Option Price" shall mean 100 percent of the fair market value per share of the Stock on the date any Option was granted, as determined in accordance with the valuation provisions of Section 2.2 hereof.

         "Option" shall mean options to acquire Stock granted under the Plan.

         "Plan" shall mean this stock option plan for the Corporation.

         "Stock" shall mean shares of the Corporation's common stock, par value $.01 per share, which may be unissued or treasury shares as the Board from time to time determines.

         EXECUTED this 24th day of October, 1996.

                                        THREE-FIVE SYSTEMS, INC., a Delaware
                                        corporation



                                        By:      /s/ David R. Buchanan
                                                 -------------------------------
                                        Name:    David R. Buchanan
                                                 -------------------------------
                                        Its:     President and Chairman
                                                 -------------------------------

Attested by:



/s/ Jeffrey D. Buchanan
-------------------------------
Secretary

                            THREE-FIVE SYSTEMS, INC.
                       1997 ANNUAL MEETING OF STOCKHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


     The undersigned stockholder of THREE-FIVE SYSTEMS, INC., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company, each dated March 20, 1997, and hereby appoints David R. Buchanan and Elizabeth A. Sharp, and each of them, proxies and attorneys-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 1997 Annual Meeting of Stockholders of the Company, to be held on Thursday, April 24, 1997, at 9:00 a.m., local time, at the Company's corporate headquarters at 1600 North Desert Drive, Tempe, Arizona, and at any adjournment or adjournments thereof, and to vote all shares of the Company's Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

     This Proxy will be voted as directed or, if no contrary direction is indicated, will be voted FOR the election of directors; FOR approval of the proposal to amend, restate, and reapprove the Company's 1993 Stock Option Plan; FOR approval of the proposal to amend and restate the Company's 1994 Automatic Stock Option Plan; FOR the ratification of the appointment of Arthur Andersen LLP as the independent auditors of the Company; and as said proxies deem advisable on such other matters as may come before the meeting.

     A majority of such proxies or substitutes as shall be present and shall act at said meeting or any adjournment or adjournments thereof (or if only one shall be present and act, then that one) shall have and may exercise all of the powers of said proxies hereunder.

(Continued, and to be signed and dated, on the reverse side.)

                                   THREE-FIVE SYSTEMS, INC.
                                   P.O. BOX 11227
                                   NEW YORK, N.Y. 10203-0227

1.   ELECTION OF DIRECTORS:     FOR all nominees[ ]     WITHHOLD AUTHORITY to vote[ ]            *EXCEPTIONS[ ]
                                listed below.           for all nominees listed below.

Nominees: David R. Buchanan, Burton E. McGillivray,  David C. Malmberg,  Kenneth
M. Julien, Gary R. Long

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, mark the "Exceptions" box and write that nominee's name in the space provided below.)

*Exceptions_____________________________________________________________________

2. Proposal to amend, restate, and reapprove in its entirety the Company's 1993 Stock Option Plan, including changes made (i) to conform the Plan to recent amendments to rules adopted under Section 16 of the Securities Exchange Act of 1934, as amended, including changes that permit all non-employee directors to receive grants of options and awards and (ii) to comply with Internal Revenue Code Section 162(m).

     FOR[ ]    AGAINST[ ]  ABSTAIN[ ]

3. Proposal to amend and restate the Company's 1994 Automatic Stock Option Plan (i) to clarify the restriction on receiving the initial automatic grant of options and (ii) to revise the vesting period for the initial options granted.

     FOR[ ]    AGAINST[ ]  ABSTAIN[ ]

4. Proposal to ratify the appointment of Arthur Andersen LLP as the independent auditors of the Company.

     FOR[ ]    AGAINST[ ]  ABSTAIN[ ]

And upon such matters which may properly come before the meeting or any adjournment or adjournments thereof.
                                        Change of Address and [ ]
                                        or Comments Mark Here

                                        (This Proxy  should be dated,  signed by
                                        the stockholder(s) exactly as his or her
                                        name   appears   hereon,   and  returned
                                        promptly  in  the   enclosed   envelope.
                                        Persons  signing  a  fiduciary  capacity
                                        should so  indicate.  If shares are held
                                        by  joint   tenants   or  as   community
                                        property,   both   stockholders   should
                                        sign.)

                                        Dated:____________________________, 1997


                                        ----------------------------------------
                                                       Signature


                                        ----------------------------------------
                                                       Signature

   Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.
              Votes must be indicated (x) in Black or Blue ink. |X|